UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin E. Douglas, Secretary

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

March 31, 2011 Annual Report

CLOUGH
CAPITAL PARTNERS, LP
BOSTON • HONG KONG

20
NE
60
320
NW
300
280

Table of Contents	Clough Global Funds

Clough Global Funds	Shareholder Letter
March 31, 2011

To our Shareholders:

Performance:

During the twelve-months ended March 31, 2011, the Clough Global Allocation Fund’s total return, assuming reinvestment of all distributions, was 17.30% based on the net asset value and 10.20% based on the market price of the stock. That compares with 15.65% return for the S&P 500 for the same period. Since the Fund’s inception on July 28, 2004, the total growth in net asset value assuming reinvestment of all distributions has been 8.42%, this compares to a average annual total return of 5.03% for the S&P 500 through March 31, 2011. Total distributions since inception has been $8.41 per share, and based on the current dividend rate of $0.30 per share, offer a yield of 7.39% on market price as of March 31, 2011, of $16.24.

During the twelve-months ended March 31, 2011, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was 17.05% based on the net asset value and 16.07% based on the market price of the stock. That compares with 15.65% return for the S&P 500 for the same period. Since the Fund’s inception on April 27, 2005, the total growth in net asset value assuming reinvestment of all distributions has been 7.67%, this compares to a average annual total return of 4.49% for the S&P 500 through March 31, 2011. Total distributions since inception has been $7.47 per share, and based on the current dividend rate of $0.29 per share, offer a yield of 7.55% on market price as of March 31, 2011, of $15.37.

During the twelve-months ended March 31, 2011, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was 16.21% based on the net asset value and 15.27% based on the market price of the stock. That compares with 15.65% return for the S&P 500 for the same period. Since the Fund’s inception on April 25, 2006, the total growth in net asset value assuming reinvestment of all distributions has been 4.28%, this compares to a average annual total return of 2.53% for the S&P 500 through March 31, 2011. Total distributions since inception has been $5.85 per share, and based on the current dividend rate of $0.27 per share, offer a yield of 7.80% on market price as of March 31, 2011, of $13.85.

Fiscal Year Fund Review:

The last twelve months have been characterized by volatile financial markets despite an upward trend in global equities. Early in 2010, the sovereign debt crisis in Europe reminded investors of the still lengthy restructuring ahead for the European Union. Concerns over the solvency of the peripheral EU governments and ultimately the health of the Continent’s banking system pressured markets and led to the first of a series of on-going government bailouts. Later in the Fall, in response to slowing growth, the U.S. Federal Reserve embarked upon a second campaign of “quantitative easing” (“QE2”) which helped restore a bid to asset prices, in particular for equities and commodities. Periodic taxpayer-led bailouts and unconventional monetary policies are to be expected in an environment of ongoing balance sheet deleveraging by overly-indebted banking systems and households in Europe and the United States.

The Fed’s QE2 policy also helped push the value of the US dollar lower, as the US dollar index declined more than 15% from its 2010 high. The weak dollar was a catalyst for a broad sentiment shift as global investors pared their emerging markets equity holdings in favor of those in developed markets. In essence that shift has been away from tighter monetary policy of Asia and Brazil, who are dealing with cyclical inflation pressures, towards the United States and Europe where the markets were being assisted by easy money, government bailouts and low interest rates. This was a headwind for the Funds’ emerging markets exposure.

The strongest performing areas for the Funds came from our energy, aerospace manufacturing holdings, as well as from consumer cyclical stocks. Despite a relatively weak year for emerging markets, our strategies focused on Asian household consumption growth also worked well.

We thought that free cash flow would be the equity story for 2010 but the performance of that strategy was mixed. Some stocks we thought were particularly undervalued actually declined. These include Microsoft (MSFT), a company which, although it offers an 11% free cash flow yield and double digit growth as technology upgrade cycles emerge, was nevertheless down 11.39% in 2010. Google (GOOG), still one of the fastest growing large companies in the world, appreciated a mere 3.46%. We continue to believe these holdings have great promise for 2011.

Other free cash flow stories, however, performed quite well. Transdigm Group Corp. Inc. (TDG), a leading global designer and producer of aircraft components and The Goodyear Tire and Rubber Company (GT), a leading manufacturer and distributer of tires benefited from rebounds in end-market demand, which was amplified by significant pricing power at both companies.

The energy sector also performed well as high energy prices supported increased earnings for both exploration and production companies and oil equipment and service providers. National Oilwell Varco (NOV), one of the largest providers of machinery and related equipment for oil-drilling rigs benefited from higher spending budgets from its customers, as well as market share gains due to its leading technology position. Another holding, Golar LNG Inc (GLNG), owns and operates a fleet of liquid natural gas (LNG) tankers. The increased demand for LNG from Europe and Asia has benefited Golar as has China’s ongoing need to increase and diversify its sources of energy. High barriers to entry in Golar’s business have supported its higher valuation.

Our position in Bank of America has been a drag on Fund performance. Despite strong lending margins, helped by what is likely to be an extended period of very low deposit rates, a marked decrease in credit losses and a significant increase in the bank’s capital adequacy ratios, Bank of America stock has lagged. The shares now trade at a discount to tangible book value suggesting that firm is worth no more than its liquidation value. We believe the national consumer and corporate franchise, which includes the

Annual Report | March 31, 2011	1

Shareholder Letter	Clough Global Funds
March 31, 2011

Merrill Lynch and Countrywide Financial platforms, are severely undervalued and believe that management will successfully execute its turnaround strategy.

The Funds’ position in Genworth Financial shares also hurt returns. Genworth is a mortgage insurance provider and was hobbled during the 2008 credit crisis and housing bust, though fundamentals are much better today. We believe housing is undergoing a gradual recovery in the US, albeit the slope of that recovery is far from steep. While Glenworth’s balance sheet has improved meaningfully, we have not seen a recovery in new policy issuance that we expected and that growth is necessary for the thesis to play out. We have exited this position for now.

The Funds continued to maintain a focus on generating income with a portion of the portfolio allocated to fixed income markets. This allocation helps us generate our managed distribution target and also provides diversification for the Funds to help reduce volatility. Low yields on US Treasury bonds have made the task of generating attractive returns in fixed income markets more difficult, so we have expanded our “yield-focused strategies” beyond just US Treasuries and mortgage-backed securities. Corporate bonds were the biggest allocation to our yield-focused strategies and we believe they continue to produce equity-like returns. Our corporate bond allocation averaged approximately 10% of total assets over the period.

Our yield-generating strategies also included specialty finance company equities such as Business Development Companies (BDC’s) and Mortgage Real Estate Investment Trusts (M-REITs). BDCs are REIT-like structures that invest in the debt structures of companies not large enough to finance themselves in the public markets. The Funds’ exposure to BDCs was on average 3% during the fiscal year and the BDC holdings returned roughly 30% in 2010. Finally, M-REIT’s are publically traded portfolios of agency and non-agency mortgage backed securities. We believe the mortgage REIT’s are the best way to monetize the historically steep yield curve. The Funds had approximately 6% on average allocated to this sector and our holdings of M-REITs returned nearly 20% for the year.

Outlook for the Next Twelve Months:

We have seen a strong global economic recovery since the depths of the 2008 credit crisis. This recovery was driven by extraordinary fiscal stimulus, bank and government bailouts and unorthodox monetary policies. Nonetheless, the underlying trend towards fiscal consolidation and balance sheet restructuring, particularly in the developed world economies continues. As these policies normalize, and in some instances reverse, we would expect global growth to slow over the next couple of years. Such an environment is not necessarily bearish for equity markets and we see plenty of opportunity for investors over the next several years. We have made modest changes to our long-term thematic exposures as we enter 2011.

The Funds remain focused on quality, large cap multi-nationals with dominant strategic positions, and high free cash levels which can be used to benefit shareholders. As far as sectors are concerned, we continue to prefer North American auto, auto parts and aerospace manufacturers, and firms leveraged to the high growth being seen in the wireless device sector. Further, our yield focused strategies continue to emphasize BDCs, M-REITs and corporate bonds. We have been reducing our holdings in the commodity sector, including some of our long-held investments in the energy sector which have performed well. The flip side of slower growth is likely a reduction in inflationary pressures in the emerging markets which will improve sentiment. We think emerging markets are likely to return as market leaders later in the year, particularly if growth in the developed economies falters. We are rebuilding our holdings of Chinese consumer-oriented equities.

We sincerely appreciate your interest in our Funds. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Past performance is no guarantee of future results.

The information in this Portfolio Managers’ Shareholder Commentary represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. It is not possible to invest directly in an Index.

2	www.cloughglobal.com

Clough Global Allocation Fund	Portfolio Allocation
March 31, 2011

Asset Allocation*

Common Stock US	56.86%
Common Stock Foreign	19.16%
ETFs	-0.24%

Total Equities	75.78%

Corporate Debt	8.95%
Government L/T	10.30%
Asset/Mortgage-backed	0.09%
Preferred Stock	0.31%

Total Fixed Income	19.65%

Short-Term Investments	1.63%
Options	0.00%
Other (Foreign Cash)	2.94%
Rights & Warrants	0.00%

Total Other	4.57%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	74.66%
Brazil	8.94%
China	4.10%
Great Britain	2.30%
Canada	2.05%
Bermuda	1.78%
Singapore	1.16%
Hong Kong	0.93%
South Korea	0.82%
Malaysia	0.78%
The Netherlands	0.75%
Switzerland	0.55%
Taiwan	0.53%
Russia	0.21%
Indonesia	0.20%
Philippines	0.19%
France	0.09%
Japan	0.09%
Cayman Islands	-0.13%

TOTAL INVESTMENT	100.00%

*	Includes securities sold short.
^	Includes securities sold short and foreign cash balances.

Annual Report | March 31, 2011	3

Portfolio Allocation	Clough Global Equity Fund
March 31, 2011 (Unaudited)

Asset Allocation*

Common Stock US	62.08%
Common Stock Foreign	19.21%
ETFs	-0.47%

Total Equities	80.82%

Corporate Debt	8.49%
Government L/T	5.97%
Asset/Mortgage-backed	0.26%
Preferred Stock	0.31%

Total Fixed Income	15.03%

Short-Term Investments	1.17%
Options	0.00%
Other (Foreign Cash)	2.98%
Rights & Warrants	0.00%

Total Other	4.15%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	74.84%
Brazil	8.75%
China	4.08%
Great Britain	2.30%
Canada	2.02%
Bermuda	1.85%
Singapore	1.15%
Hong Kong	0.93%
South Korea	0.81%
Malaysia	0.78%
The Netherlands	0.75%
Switzerland	0.58%
Taiwan	0.53%
Russia	0.21%
Philippines	0.19%
Indonesia	0.18%
France	0.09%
Japan	0.09%
Cayman Islands	-0.13%

TOTAL INVESTMENTS	100.00%

*	Includes securities sold short.
^	Includes securities sold short and foreign cash balances.

4	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
March 31, 2011 (Unaudited)

Asset Allocation*

Common Stock US	56.45%
Common Stock Foreign	19.13%
ETFs	-0.80%

Total Equities	74.78%

Corporate Debt	8.96%
Government L/T	11.49%
Asset/Mortgage-backed	0.06%
Preferred Stock	0.31%

Total Fixed Income	20.82%

Short-Term Investments	1.23%
Options	0.18%
Other (Foreign Cash)	2.99%
Rights & Warrants	0.00%

Total Other	4.40%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	74.70%
Brazil	8.91%
China	4.10%
Great Britain	2.31%
Canada	2.05%
Bermuda	1.80%
Singapore	1.16%
Hong Kong	0.93%
South Korea	0.82%
Malaysia	0.78%
The Netherlands	0.75%
Taiwan	0.53%
Switzerland	0.52%
Russia	0.21%
Indonesia	0.19%
Philippines	0.19%
Japan	0.09%
France	0.09%
Cayman Islands	-0.13%

TOTAL INVESTMENTS	100.00%

*	Includes securities sold short.
^	Includes securities sold short and foreign cash balances.

Annual Report | March 31, 2011	5

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Allocation Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund:

We have audited the accompanying statements of assets and liabilities of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), including the statements of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of March 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

May 18, 2011

6	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS 105.54%
Basic Materials 0.91%
Anglo American PLC - Unsponsored ADR(a)	6,794	$175,421
Gerdau S.A. - Sponsored A DR(a)(b)	24,229	302,862
Walter Energy, Inc.(a)	9,300	1,259,499

		1,737,782

Communications 10.39%
CBS Corp. - Class B(a)	20,029	501,526
Chunghwa Telecom Co., Ltd. - ADR(a)	34,835	1,085,459
Cisco Systems, Inc.(a)	69,000	1,183,350
DiGi.Com Bhd	33,800	319,168
Google, Inc. - Class A(a)(b)(c)	10,154	5,952,376
Liberty Media Corp. - Capital - Series A(a)(b)(c)	6,070	447,177
Liberty Media Corp. - Class A(a)(c)	41,200	660,848
Liberty Media Corp. - Starz - Series A(a)(b)(c)	1,407	109,183
Maxis Bhd	771,900	1,371,134
NII Holdings, Inc.(a)(b)(c)	16,318	679,971
Philippine Long Distance Telephone Co.	9,050	484,613
Qihoo 360 Technology Co., Ltd. - ADR(c)	3,334	98,653
Telekom Malaysia Bhd	240,900	321,333
Valassis Communications, Inc.(a)(b)(c)	7,000	203,980
Verizon Communications, Inc.(a)(b)	106,813	4,116,573
Viacom, Inc. - Class B(a)	12,500	581,500
The Walt Disney Co.(a)(b)	41,358	1,782,116

		19,898,960

Consumer Cyclical 8.13%
Arezzo Industria e Comercio S.A.(c)	27,052	376,953
Bosideng International Holdings, Ltd.	1,140,000	338,546
Cie Generale des Etablissements Michelin - Class B	7,673	648,098
Cooper Tire & Rubber Co.(a)(b)	77,582	1,997,736
Gol Linhas Aereas Inteligentes S.A. - ADR(a)(b)(c)	117,074	1,607,426
The Goodyear Tire & Rubber Co.(a)(b)(c)	362,948	5,436,961
Hanesbrands, Inc.(c)	10,200	275,808
Localiza Rent A Car S.A.	52,156	831,225
MGM Resorts International(a)(c)	52,000	683,800
Tenneco, Inc.(a)(c)	42,833	1,818,261
TRW Automotive Holdings Corp.(a)(b)(c)	20,646	1,137,182

	Shares	Value
Consumer Cyclical (continued)
Visteon Corp.(a)(b)(c)	6,681	$417,496

		15,569,492

Consumer Non - cyclical 3.85%
Abbott Laboratories(a)	14,100	691,605
Celltrion, Inc.	9,390	297,891
Cia de Bebidas das Americas - ADR(a)	25,700	727,567
Community Health Systems, Inc.(a)(b)(c)	6,600	263,934
Health Management Associates, Inc. - Class A(a)(c)	26,800	292,120
Hypermarcas S.A.(c)	18,600	244,939
Julio Simoes Logistica S.A.	116,852	707,847
LifePoint Hospitals, Inc.(a)(c)	7,000	281,260
Man Wah Holdings, Ltd.	869,800	1,127,149
Raia S.A.(c)	18,700	294,820
Safeway, Inc.(a)(b)	34,757	818,180
Santos Brasil Participacoes S.A.	57,000	924,485
Tenet Healthcare Corp.(a)(b)(c)	38,600	287,570
Thermo Fisher Scientific, Inc.(a)(b)(c)	7,500	416,625

		7,375,992

Energy 25.93%
Coal 4.08%
Alpha Natural Resources, Inc.(a)(b)(c)	35,643	2,116,125
Arch Coal, Inc.(a)	33,307	1,200,384
Consol Energy, Inc.(a)	19,374	1,039,028
Massey Energy Co.(a)	17,300	1,182,628
Peabody Energy Corp.(a)(b)	31,604	2,274,224

		7,812,389

Oil & Gas Producers 14.08%
Anadarko Petroleum Corp.(a)(b)	25,007	2,048,573
Brigham Exploration Co.(a)(c)	26,218	974,785
Canadian Natural Resources, Ltd.(a)	33,500	1,655,905
Chesapeake Energy Corp.(a)	23,400	784,368
Devon Energy Corp.(a)(b)	5,800	532,266
Golar LNG, Ltd.(a)(b)	61,389	1,570,331
Hess Corp.(a)(b)	19,200	1,636,032
InterOil Corp.(a)(b)(c)	34,350	2,563,884
Marathon Oil Corp.(a)	67,400	3,593,094
Newfield Exploration Co.(a)(b)(c)	10,200	775,302
Nexen, Inc.(a)	39,000	971,880
OAO Lukoil - Sponsored ADR(a)	7,723	553,353
Occidental Petroleum Corp.(a)	17,326	1,810,394
OGX Petroleo e Gas Participacoes S.A.(c)	125,300	1,501,927
Petrohawk Energy Corp.(a)(c)	66,600	1,634,364
Southwestern Energy Co.(a)(c)	29,700	1,276,209

Annual Report | March 31, 2011	7

Statement of Investments	Clough Global Allocation Fund
March 31, 2011

	Shares	Value
Energy (continued)
Suncor Energy, Inc.(a)	39,282	$1,761,405
Ultra Petroleum Corp.(a)(c)	8,500	418,625
Whiting Petroleum Corp.(a)(b)(c)	12,200	896,090

		26,958,787

Oil & Gas Services 7.77%
Baker Hughes, Inc.(a)(b)	44,000	3,230,920
Calfrac Well Services, Ltd.(a)	14,400	464,157
Cameron International Corp.(a)(b)(c)	60,463	3,452,437
Core Laboratories NV(a)	8,759	894,907
Ensco PLC - Sponsored ADR(a)(b)	30,072	1,739,364
National Oilwell Varco, Inc.(a)	43,993	3,487,325
Tenaris S.A. - ADR(a)(b)	3,800	187,948
Transocean, Ltd.(a)(b)(c)	10,900	849,655
Weatherford International, Ltd.(a)(b)(c)	25,951	586,493

		14,893,206

TOTAL ENERGY		49,664,382

Financial 30.41%
Banks 4.80%
Agricultural Bank of China, Ltd. - Class H(c)	1,583,000	897,472
Banco Bradesco S.A. - ADR	8,335	172,951
Banco do Brasil S.A.	15,971	288,088
Banco Santander Brasil S.A. - ADR(a)	54,100	663,266
Bank of China, Ltd. - Class H	3,126,300	1,740,283
China Construction Bank Corp. - Class H	1,664,870	1,560,304
China Merchants Bank Co., Ltd. - Class H	306,000	847,754
Industrial & Commercial Bank of China - Class H	1,378,000	1,144,414
Itau Unibanco Holding S.A. - ADR	12,039	289,538
Lloyds Banking Group PLC(a)(c)	378,200	352,439
M&T Bank Corp.(a)(b)	14,057	1,243,623
Standard Chartered PLC	1	26

		9,200,158

Diversified Financial Services 7.41%
Bank of America Corp.(a)	287,452	3,831,735
CIT Group, Inc.(a)(b)(c)	13,800	587,190
Citigroup, Inc.(a)(b)(c)	832,342	3,678,952
First Niagara Financial Group, Inc.(a)(b)	40,800	554,064
IntercontinentalExchange, Inc.(a)(c)	3,271	404,099
MGIC Investment Corp.(a)(b)(c)	195,797	1,740,635

	Shares	Value
Financial (continued)
New York Community Bancorp, Inc.(a)(b)	30,896	$533,265
People’s United Financial, Inc.(a)	40,697	511,968
The PMI Group, Inc.(a)(b)(c)	199,042	537,413
Radian Group, Inc.(a)	185,755	1,264,992
Valley National Bancorp(a)	39,600	552,816

		14,197,129

Insurance 2.67%
Genworth Financial, Inc. - Class A(a)(b)(c)	146,957	1,978,041
Hartford Financial Services Group, Inc.(a)(b)	76,567	2,061,950
Maiden Holdings, Ltd.(a)(d)	23,900	179,011
XL Capital, Ltd.(a)(b)	36,000	885,600

		5,104,602

Investment Companies 5.34%
Ares Capital Corp.(a)	142,024	2,400,206
Golub Capital BDC, Inc.(a)	53,100	837,918
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	15,595	57,389
Knight Capital Group, Inc. - Class A(a)(b)(c)	39,717	532,208
Medley Capital Corp.(a)(b)(c)	34,088	415,192
PennantPark Investment Corp.(a)	177,530	2,116,157
Solar Capital, Ltd.(a)	131,618	3,143,031
Solar Senior Capital, Ltd.(a)(c)	39,147	729,309

		10,231,410

Real Estate 0.12%
BHG S.A. - Brazil Hospitality Group(c)	10,279	143,232
BHG S.A. - Brazil Hospitality Group, Receipt Shares(c)(e)	1,315	18,324
Mingfa Group International Co., Ltd.(d)	217,014	67,794

		229,350

REITs 10.07%
American Capital Agency Corp.(a)	30,044	875,482
Annaly Capital Management, Inc.(a)	161,700	2,821,665
Apollo Commercial Real Estate Finance, Inc.(a)(b)	47,600	778,260
Ascendas Real Estate Investment Trust	838,000	1,356,224
Ascott Residence Trust	346,374	329,749
CapitaCommercial Trust	1,201,000	1,324,387
Capstead Mortgage Corp.(a)(b)	157,584	2,013,924
Cypress Sharpridge Investments, Inc.(a)(b)	86,800	1,100,624
Dynex Capital, Inc.(a)	90,102	906,426

8	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2011

	Shares	Value
Financial (continued)
Hatteras Financial Corp.(a)(b)	131,208	$3,689,569
Host Hotels & Resorts, Inc.(a)	19,862	349,770
Invesco Mortgage Capital, Inc.(a)	70,782	1,546,587
MFA Financial, Inc.(a)(b)	177,662	1,456,828
Starwood Property Trust, Inc.(a)	32,633	727,716

		19,277,211

TOTAL FINANCIAL		58,239,860

Industrial 8.63%
BE Aerospace, Inc.(a)(c)	53,395	1,897,124
China State Construction International Holdings, Ltd.	798,200	728,570
Crown Holdings, Inc.(a)(b)(c)	18,121	699,108
Goodrich Corp.(a)(b)	6,700	573,051
GZI Transport, Ltd.	765,700	433,125
Jardine Strategic Holdings, Ltd.(a)	21,295	568,577
Jiangsu Expressway Co., Ltd. - Class H	1,330,493	1,491,525
KBR, Inc.(a)	5,864	221,483
MSCI, Inc. -Class A(a)(c)	7,800	287,196
Omron Corp.	7,375	207,295
Owens Corning(a)(b)(c)	23,298	838,495
Owens-Illinois, Inc.(a)(c)	72,454	2,187,386
Sensata Technologies Holding NV(a)(b)(c)	30,512	1,059,682
TE Connectivity, Ltd.(a)	15,600	543,192
TransDigm Group, Inc.(a)(b)(c)	24,135	2,023,237
Verisk Analytics, Inc. -Class A(a)(c)	25,895	848,320
Zhejiang Expressway Co., Ltd. - Class H	2,106,000	1,916,871

		16,524,237

Technology 11.92%
Apple, Inc.(a)(c)	5,473	1,907,067
Arrow Electronics, Inc.(a)(b)(c)	45,400	1,901,352
Avnet, Inc.(a)(c)	36,200	1,234,058
Broadcom Corp. - Class A(a)(b)(c)	13,500	531,630
Fidelity National Information
Services, Inc.(a)(b)	30,300	990,507
Fiserv, Inc.(a)(b)(c)	9,900	620,928
HTC Corp.	8,000	312,856
Ingram Micro, Inc. - Class A(a)(b)(c)	41,800	879,054
International Business Machines Corp.(a)(b)	40,300	6,571,721
Microsoft Corp.(a)(b)	194,214	4,925,267
Oracle Corp.(a)(b)	2,384	79,554
Samsung Electronics Co., Ltd.	2,163	1,837,747
SanDisk Corp.(a)(c)	4,383	202,012
Xerox Corp.(a)(b)	78,537	836,419

		22,830,172

	Shares	Value
Utilities 5.37%
Babcock & Wilcox Co.(a)(b)(c)	8,025	$267,874
CMS Energy Corp.(a)(b)	29,300	575,452
DPL, Inc.(a)(b)	38,100	1,044,321
Edison International(a)(b)	7,100	259,789
National Grid PLC -Sponsored ADR(a)(b)	113,700	5,462,148
Northeast Utilities(a)(b)	17,200	595,120
Oneok, Inc.(a)(b)	9,900	662,112
Power Assets Holdings, Ltd.	211,000	1,410,546

		10,277,362

TOTAL COMMON STOCKS (Cost $174,025,317)		202,118,239

EXCHANGE TRADED FUNDS 5.77%
iShares FTSE China 25 Index Fund(a)	64,500	2,899,920
iShares iBoxx $ High Yield Corporate Bond Fund(a)(b)	31,101	2,860,048
SPDR Gold Trust(a)(b)(c)	37,800	5,285,196

		11,045,164

TOTAL EXCHANGE TRADED FUNDS (Cost $8,708,729)		11,045,164

PREFERRED STOCKS 0.43%
The Goodyear Tire & Rubber Co., 5.875%	15,900	812,172

TOTAL PREFERRED STOCKS (Cost $795,993)		812,172

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 12.17%
American Axle & Manufacturing, Inc. 03/01/2017, 7.875% (a)	$755,000	770,100
Anheuser-Busch InBev Worldwide, Inc. 11/17/2015, 9.750% (a)	1,585,000	1,002,366
ArvinMeritor, Inc. 03/15/2018, 10.625% (a)	425,000	480,250
BE Aerospace, Inc. 07/01/2018, 8.500% (a)	525,000	582,750
Bombardier, Inc. 05/01/2034, 7.450% (a)(d)	505,000	487,325
CITIC Resources Holdings, Ltd. 05/15/2014, 6.750% (a)(f)	450,000	472,500
Citigroup, Inc. 03/05/2038, 6.875% (a)	585,000	644,949
Constellation Brands, Inc. 09/01/2016, 7.250% (a)	675,000	733,219

Annual Report | March 31, 2011	9

Statement of Investments	Clough Global Allocation Fund
March 31, 2011

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Crown Americas LLC / Crown Americas Capital Corp. II
05/15/2017, 7.625%(a)	$700,000	$764,750
Dana Holding Corp.
02/15/2021, 6.750% (a)	430,000	432,150
Felcor Lodging LP
10/01/2014, 10.000%(a)	450,000	516,375
Ford Motor Credit Co., LLC
10/01/2014, 8.700%(a)	850,000	964,736
Forest Oil Corp.
06/15/2019, 7.250%(a)	600,000	630,000
General Cable Corp.
04/01/2017, 7.125%(a)(b)	700,000	725,375
Genworth Financial, Inc.
06/15/2020, 7.700%(a)	490,000	502,285
Gol Finance
07/20/2020, 9.250%(a)(d)	545,000	585,194
The Goldman Sachs Group, Inc.
02/01/2041, 6.250% (a)	580,000	579,541
Graphic Packaging International, Inc.
10/01/2018, 7.875%(a)	305,000	328,256
Hanesbrands, Inc.
12/15/2016, 8.000%(a)	490,000	533,487
Hidili Industry International Development, Ltd.
11/04/2015, 8.625%(a)(d)	585,000	590,850
Iron Mountain, Inc.
01/01/2016, 6.625%(a)	625,000	631,250
Itau Unibanco Holding S.A.
11/23/2015, 10.500%(a)(d)	1,520,000	963,587
JPMorgan Chase & Co.
04/23/2019, 6.300%(a)	675,000	747,387
Lear Corp.
03/15/2018, 7.875%(a)	600,000	655,500
Morgan Stanley
01/25/2021, 5.750%(a)	435,000	439,207
Newfield Exploration Co.
05/15/2018, 7.125%(a)	250,000	270,000
Petrohawk Energy Corp.
06/01/2015, 7.875%(a)	675,000	718,875
Pioneer Natural Resources Co.
03/15/2017, 6.650%(a)	525,000	571,398
President and Fellows of Harvard College
10/01/2037, 6.300%(a)	826,000	930,726
Range Resources Corp.
05/15/2019, 8.000%(a)	600,000	664,500
Rearden G Holdings EINS GmbH
03/30/2020, 7.875%(a)(d)	440,000	479,600
Silgan Holdings, Inc.
08/15/2016, 7.250%(a)	500,000	545,000
Spirit Aerosystems, Inc.
10/01/2017, 7.500%(a)	550,000	594,000
Star Energy Geothermal Wayang Windu, Ltd.
02/12/2015, 11.500%(a)(d)	450,000	517,500
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018, 6.750%(a)(b)	675,000	736,594

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
TAM Capital 2, Inc.
01/29/2020, 9.500%(a)(f)	$520,000	$574,600
Tenneco, Inc.
08/15/2018, 7.750%(a)	300,000	321,750
Terex Corp.
11/15/2017, 8.000%(a)	582,000	616,192

TOTAL CORPORATE BONDS (Cost $21,518,766)		23,304,124

ASSET/MORTGAGE BACKED SECURITIES 0.39%
Freddie Mac REMICS
Series 2006-3155, Class SA,
11/15/2035, 36.570%(a)(g)	66,656	70,190
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA,
03/20/2037, 21.227%(a)(g)	115,428	130,727
Series 2007-37, Class SB,
03/20/2037, 21.227%(a)(g)	23,838	28,092
Small Business Administration Participation Certificates
Series 2008-20L, Class 1,
12/01/2028, 6.220%(a)	485,722	530,749

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $681,537)		759,758

FOREIGN GOVERNMENT BONDS 1.97%
Brazilian Government International Bonds
01/05/2016, 12.500%(a)	5,150,000	3,608,549
01/10/2028, 10.250%(a)	259,000	159,832

TOTAL FOREIGN GOVERNMENT BONDS (Cost $3,498,294)		3,768,381

GOVERNMENT & AGENCY OBLIGATIONS 11.76%
U.S. Treasury Bonds
05/15/2040, 4.375%(a)	1,550,000	1,514,406
U.S. Treasury Notes
04/30/2016, 2.625% (a)	7,000,000	7,114,296
08/15/2018, 4.000% (a)	13,000,000	13,891,722

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $22,333,398)		22,520,424

10	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31,2011

	Shares	Value
SHORT-TERM INVESTMENTS 2.21%

Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	4,241,015	$4,241,015

TOTAL SHORT-TERM INVESTMENTS (Cost $4,241,015)		4,241,015

		Value
Total Investments -140.24% (Cost $235,803,049)		268,569,277

Liabilities in Excess of Other Assets - (40.24%)		(77,067,339)

NET ASSETS - 100.00%		$191,501,938

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS
Aetna, Inc.	(5,400)	$(202,122)
Apollo Group, Inc. - Class A	(7,004)	(292,137)
Bed Bath & Beyond, Inc.	(4,400)	(212,388)
Berkshire Hathaway, Inc. - Class B	(11,800)	(986,834)
Cie Generale d’Optique Essilor International S.A.	(5,600)	(415,861)
Diamond Offshore Drilling, Inc.	(12,373)	(961,382)
Kohl’s Corp.	(5,000)	(265,200)
Macy’s, Inc.	(16,360)	(396,894)
Noble Corp.	(7,231)	(329,878)
Toll Brothers, Inc.	(318)	(6,287)

		(4,068,983)

EXCHANGE TRADED FUNDS
Energy Select Sector SPDR Fund	(18,258)	(1,457,171)
iShares Dow Jones U.S. Real Estate Index Fund	(5,002)	(297,119)
iShares MSCI South Korea Index Fund	(16,433)	(1,057,463)
United States Oil Fund LP	(63,139)	(2,688,459)
Vanguard REIT ETF	(105,410)	(6,165,431)

		(11,665,643)

TOTAL SECURITIES SOLD SHORT (Proceeds $14,048,235)		$(15,734,626)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2011. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2011.
(c)	Non-income producing security.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, these securities had a total value of $3,870,861 or 2.02% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2011, these securities had a total value of $75,713 or 0.04% of total net assets.

(f)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2011, the aggregate market value of those securities was $1,047,100, representing 0.55% of net assets.

(g)	Floating or variable rate security - rate disclosed as of March 31, 2011.
(h)	Less than 0.0005%.

See Notes to the Financial Statements.
Annual Report | March 31, 2011	11

Statement of Investments	Clough Global Equity Fund
March 31, 2011

	Shares	Value
COMMON STOCKS 112.81%
Basic Materials 0.91%
Anglo American PLC - Unsponsored ADR(a)	12,536	$323,679
Gerdau S.A.- Sponsored ADR(a)(b)	39,858	498,225
Walter Energy, Inc.(a)	15,100	2,044,993

		2,866,897

Communications 10.71%
CBS Corp. - Class B(a)	32,698	818,758
Chunghwa Telecom Co., Ltd. - ADR(a)(b)	56,632	1,764,653
Cisco Systems, Inc.(a)(b)	113,700	1,949,955
DiGi.Com Bhd	55,500	524,078
Google, Inc. - Class A(a)(c)	16,616	9,740,465
Liberty Media Corp. - Capital - Series A(a)(b)(c)	9,887	728,375
Liberty Media Corp. - Class A(a)(c)	67,400	1,081,096
Liberty Media Corp. - Starz - Series A(a)(b)(c)	2,279	176,851
Maxis Bhd	1,262,900	2,243,302
NII Holdings, Inc.(a)(c)	32,991	1,374,735
Philippine Long Distance Telephone Co.	14,825	793,855
Qihoo 360 Technology Co., Ltd. - ADR(c)	5,473	161,946
Telekom Malaysia Bhd	395,200	527,151
Valassis Communications, Inc.(a)(c)	23,000	670,220
Verizon Communications, Inc.(a)(b)	174,763	6,735,366
Viacom, Inc. - Class B(a)	20,500	953,660
The Walt Disney Co.(a)(b)	79,320	3,417,899

		33,662,365

Consumer Cyclical 8.26%
Arezzo Industria e Comercio S.A.(c)	44,369	618,255
Bosideng International Holdings, Ltd.	1,872,000	555,929
Cie Generale des Etablissements Michelin - Class B	12,646	1,068,141
Cooper Tire & Rubber Co.(a)(b)	127,138	3,273,803
Gol Linhas Aereas Inteligentes S.A. - ADR(a)(b)(c)	191,827	2,633,785
The Goodyear Tire & Rubber Co.(a)(b)(c)	597,058	8,943,929
Hanesbrands, Inc.(c)	33,400	903,136
Localiza Rent A Car S.A.	84,973	1,354,238
MGM Resorts International(a)(c)	85,300	1,121,695
Tenneco, Inc.(a)(b)(c)	70,008	2,971,840

	Shares	Value
Consumer Cyclical (continued)
TRW Automotive Holdings Corp.(a)(b)(c)	33,373	$1,838,185
Visteon Corp.(a)(c)	10,908	681,641

		25,964,577

Consumer Non-cyclical 3.84%
Abbott Laboratories(a)	23,100	1,133,055
Celltrion, Inc.	15,420	489,189
Cia de Bebidas das Americas - ADR(a)(b)	42,100	1,191,851
Community Health Systems, Inc.(a)(c)	10,900	435,891
Health Management Associates, Inc. - Class A(a)(c)	43,900	478,510
Hypermarcas S.A.(c)	30,200	397,697
Julio Simoes Logistica S.A.	192,308	1,164,932
LifePoint Hospitals, Inc.(a)(c)	11,500	462,070
Man Wah Holdings, Ltd.	1,430,400	1,853,614
Raia S.A.(c)	30,700	484,010
Safeway, Inc.(a)(b)	57,022	1,342,298
Santos Brasil Participacoes S.A.	92,500	1,500,260
Tenet Healthcare Corp.(a)(b)(c)	63,400	472,330
Thermo Fisher Scientific, Inc.(a)(b)(c)	12,200	677,710

		12,083,417

Energy 27.42%
Coal 4.39%
Alpha Natural Resources, Inc.(a)(b)(c)	75,235	4,466,702
Arch Coal, Inc.(a)(b)	56,237	2,026,781
Consol Energy, Inc.(a)(b)	31,358	1,681,730
Massey Energy Co.(a)	28,200	1,927,752
Peabody Energy Corp.(a)(b)	51,406	3,699,176

		13,802,141

Oil & Gas Producers 15.29%
Anadarko Petroleum Corp.(a)(b)	40,302	3,301,540
Brigham Exploration Co.(a)(c)	43,044	1,600,376
Canadian Natural Resources, Ltd.(a)	52,700	2,604,961
Chesapeake Energy Corp.(a)	38,300	1,283,816
Devon Energy Corp.(a)	19,700	1,807,869
Golar LNG, Ltd.(a)(b)	113,120	2,893,610
Hess Corp.(a)(b)	30,800	2,624,468
InterOil Corp.(a)(b)(c)	69,026	5,152,101
Marathon Oil Corp.(a)	110,500	5,890,755
Newfield Exploration Co.(a)(b)(c)	20,800	1,581,008
Nexen, Inc.(a)	63,900	1,592,388
OAO Lukoil - Sponsored ADR(a)	12,574	900,927
Occidental Petroleum Corp.(a)	44,176	4,615,950

12	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2011

	Shares	Value
Energy (continued)
OGX Petroleo e Gas Participacoes S.A.(c)	205,100	$2,458,461
Petrohawk Energy Corp.(a)(b)(c)	108,900	2,672,406
Southwestern Energy Co.(a)(c)	48,500	2,084,045
Suncor Energy, Inc.(a)(b)	63,393	2,842,542
Ultra Petroleum Corp.(a)(c)	13,900	684,575
Whiting Petroleum Corp.(a)(b)(c)	20,000	1,469,000

		48,060,798

Oil & Gas Services 7.74%
Baker Hughes, Inc.(a)(b)	74,650	5,481,549
Calfrac Well Services, Ltd.(a)	24,900	802,604
Cameron International Corp.(a)(b)(c)	95,500	5,453,050
Core Laboratories NV(a)(b)	14,318	1,462,870
Ensco PLC - Sponsored ADR(a)(b)	49,363	2,855,156
National Oilwell Varco, Inc.(a)(b)	69,099	5,477,478
Tenaris S.A. - ADR (a)(b)	6,200	306,652
Transocean, Ltd.(a)(b)(c)	17,100	1,332,945
Weatherford International, Ltd.(a)(b)(c)	50,618	1,143,967

		24,316,271

TOTAL ENERGY		86,179,210

Financial 30.50%
Banks 4.80%
Agricultural Bank of China, Ltd. - Class H(c)	2,593,000	1,470,085
Banco Bradesco S.A. - ADR	13,639	283,009
Banco do Brasil S.A.	25,973	468,505
Banco Santander Brasil S.A. - ADR(a)(b)	88,600	1,086,236
Bank of China, Ltd. - Class H	5,122,400	2,851,430
China Construction Bank Corp. - Class H	2,726,550	2,555,303
China Merchants Bank Co., Ltd. - Class H	501,500	1,389,375
Industrial & Commercial Bank of China - Class H	2,257,000	1,874,414
Itau Unibanco Holding S.A. - ADR	19,677	473,232
Lloyds Banking Group PLC(a)(c)	622,700	580,285
M&T Bank Corp.(a)(b)	23,209	2,053,300

		15,085,174

Diversified Financial Services 7.45%
Bank of America Corp.(a)	481,505	6,418,462
CIT Group, Inc.(a)(c)	22,600	961,630
Citigroup, Inc.(a)(c)	1,365,274	6,034,511
First Niagara Financial Group, Inc.(a)(b)	67,000	909,860

	Shares	Value
Financial (continued)
IntercontinentalExchange, Inc.(a)(b)(c)	5,371	$663,533
MGIC Investment Corp.(a)(b)(c)	320,768	2,851,628
New York Community Bancorp, Inc.(a)(b)	50,670	874,564
People’s United Financial, Inc.(a)(b)	66,795	840,281
The PMI Group, Inc.(a)(b)(c)	325,778	879,601
Radian Group, Inc.(a)	303,372	2,065,963
Valley National Bancorp(a)	64,900	906,004

		23,406,037

Insurance 2.67%
Genworth Financial, Inc. - Class A(a)(b)(c)	241,586	3,251,748
Hartford Financial Services Group, Inc.(a)(b)	125,537	3,380,711
Maiden Holdings, Ltd.(a)(d)	40,100	300,349
XL Capital, Ltd.(a)(b)	59,000	1,451,400

		8,384,208

Investment Companies 5.40%
Ares Capital Corp.(a)	238,982	4,038,796
Golub Capital BDC, Inc.(a)	87,100	1,374,438
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	23,393	86,086
Knight Capital Group, Inc. - Class A(a)(b)(c)	65,722	880,675
Medley Capital Corp.(a)(c)	55,928	681,203
PennantPark Investment Corp.(a)	303,083	3,612,749
Solar Capital, Ltd.(a)	214,578	5,124,112
Solar Senior Capital, Ltd.(a)(c)	64,139	1,194,910

		16,992,969

Real Estate 0.12%
BHG S.A. - Brazil Hospitality Group(c)	16,948	236,160
BHG S.A. - Brazil Hospitality
Group, Receipt Shares(c)(e)	2,169	30,224
Mingfa Group International Co., Ltd.(d)	357,737	111,756

		378,140

REITs 10.06%
American Capital Agency Corp.(a)	49,216	1,434,154
Annaly Capital Management, Inc.(a)	263,700	4,601,565
Apollo Commercial Real Estate Finance, Inc.(a)	78,200	1,278,570
Ascendas Real Estate Investment Trust	1,370,000	2,217,215

Annual Report | March 31, 2011	13

Statement of Investments	Clough Global Equity Fund
March 31, 2011

	Shares	Value
Financial (continued)
Ascott Residence Trust	567,002	$539,788
CapitaCommercial Trust	1,966,000	2,167,981
Capstead Mortgage Corp.(a)(b)	258,187	3,299,630
Cypress Sharpridge Investments, Inc.(a)(b)	142,300	1,804,364
Dynex Capital, Inc.(a)	147,762	1,486,486
Hatteras Financial Corp.(a)(b)	218,180	6,135,222
Host Hotels & Resorts, Inc.(a)(b)	32,394	570,458
Invesco Mortgage Capital, Inc.(a)	116,216	2,539,319
MFA Financial, Inc.(a)(b)	288,400	2,364,880
Starwood Property Trust, Inc.(a)	53,466	1,192,292

		31,631,924

TOTAL FINANCIAL		95,878,452

Industrial 8.60%
BE Aerospace, Inc.(a)(b)(c)	84,591	3,005,518
China State Construction International Holdings, Ltd.	1,305,600	1,191,708
Crown Holdings, Inc.(a)(b)(c)	28,569	1,102,192
Goodrich Corp.(a)(b)	10,900	932,277
GZI Transport, Ltd.	1,254,117	709,401
Jardine Strategic Holdings, Ltd.(a)	39,314	1,049,684
Jiangsu Expressway Co., Ltd. - Class H	2,176,959	2,440,440
KBR, Inc.(a)	9,553	360,817
MSCI, Inc. - Class A(a)(c)	12,700	467,614
Omron Corp.	12,071	339,288
Owens Corning(a)(b)(c)	38,125	1,372,119
Owens - Illinois, Inc.(a)(c)	118,803	3,586,663
Sensata Technologies Holding NV(a)(c)	50,240	1,744,835
TE Connectivity, Ltd.(a)	25,500	887,910
TransDigm Group, Inc.(a)(b)(c)	39,597	3,319,416
Verisk Analytics, Inc. - Class A(a)(c)	42,563	1,394,364
Zhejiang Expressway Co., Ltd. - Class H	3,446,000	3,136,533

		27,040,779

Technology 12.06%
Apple, Inc.(a)(c)	8,965	3,123,854
Arrow Electronics, Inc.(a)(b)(c)	74,100	3,103,308
Avnet, Inc.(a)(c)	59,500	2,028,355
Broadcom Corp. - Class A(a)(b)(c)	22,100	870,298
Fidelity National Information Services, Inc.(a)(b)	49,700	1,624,693
Fiserv, Inc.(a)(b)(c)	16,100	1,009,792
HTC Corp.	13,000	508,391

	Shares	Value
Technology (continued)
Ingram Micro, Inc. - Class A(a)(b)(c)	68,700	$1,444,761
International Business Machines Corp.(a)(b)	66,100	10,778,927
Microsoft Corp.(a)(b)	318,748	8,083,449
Oracle Corp.(a)	3,924	130,944
Samsung Electronics Co., Ltd.	3,529	2,998,339
SanDisk Corp.(a)(c)	7,055	325,165
Xerox Corp.(a)(b)	175,082	1,864,624

		37,894,900

Utilities 10.51%
Alliant Energy Corp.(a)(b)	33,200	1,292,476
American Electric Power Co., Inc.(a)	57,000	2,002,980
Babcock & Wilcox Co.(a)(b)(c)	11,310	377,528
CMS Energy Corp.(a)(b)	48,100	944,684
Constellation Energy Group, Inc.(a)(b)	28,500	887,205
DPL, Inc.(a)(b)	108,000	2,960,280
Duke Energy Corp.(a)(b)	209,000	3,793,350
Edison International(a)	11,600	424,444
Entergy Corp.(a)	16,700	1,122,407
National Grid PLC - Sponsored ADR(a)(b)	186,400	8,954,656
Northeast Utilities(a)	28,200	975,720
NV Energy, Inc.(a)	223,200	3,323,448
Oneok, Inc.(a)(b)	16,200	1,083,456
PG&E Corp.(a)(b)	58,900	2,602,202
Power Assets Holdings, Ltd.	345,000	2,306,342

		33,051,178

TOTAL COMMON STOCKS (Cost $305,427,312)		354,621,775

EXCHANGE TRADED FUNDS 5.43%
iShares FTSE China 25 Index Fund(a)	105,700	4,752,272
iShares iBoxx $ High Yield Corporate Bond Fund(a)(b)	41,782	3,842,272
SPDR Gold Trust(a)(c)	60,700	8,487,074

		17,081,618

TOTAL EXCHANGE TRADED FUNDS (Cost $13,555,035)		17,081,618

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2011

	Shares	Value
PREFERRED STOCKS 0.42%
The Goodyear Tire & Rubber Co., 5.875%(c)	26,000	$1,328,080

TOTAL PREFERRED STOCKS (Cost $1,301,625)		1,328,080

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 11.56%
American Axle & Manufacturing, Inc.
03/01/2017, 7.875% (a)	$1,100,000	1,122,000
Anheuser - Busch InBev Worldwide, Inc.
11/17/2015, 9.750% (a)	2,555,000	1,615,801
ArvinMeritor, Inc.
03/15/2018, 10.625% (a)	640,000	723,200
BE Aerospace, Inc.
07/01/2018, 8.500% (a)	725,000	804,750
Bombardier, Inc.
05/01/2034, 7.450% (a)(d)	825,000	796,125
CITIC Resources Holdings, Ltd.
05/15/2014, 6.750% (a)(f)	650,000	682,500
Citigroup, Inc.
03/05/2038, 6.875% (a)	940,000	1,036,328
Constellation Brands, Inc.
09/01/2016, 7.250% (a)	1,175,000	1,276,344
Crown Americas LLC / Crown Americas Capital Corp. II
05/15/2017, 7.625% (a)	1,100,000	1,201,750
Dana Holding Corp.
02/15/2021, 6.750% (a)	710,000	713,550
Felcor Lodging LP
10/01/2014, 10.000% (a)	700,000	803,250
Ford Motor Credit Co., LLC
10/01/2014, 8.700% (a)	1,400,000	1,588,978
Forest Oil Corp.
06/15/2019, 7.250% (a)	1,000,000	1,050,000
General Cable Corp.
04/01/2017, 7.125% (a)(b)	1,050,000	1,088,062
Genworth Financial, Inc.
06/15/2020, 7.700% (a)	725,000	743,176
Gol Finance
07/20/2020, 9.250% (a)(d)	645,000	692,569
The Goldman Sachs Group, Inc.
02/01/2041, 6.250% (a)	940,000	939,256
Graphic Packaging International, Inc.
10/01/2018, 7.875% (a)	495,000	532,744
Hanesbrands, Inc.
12/15/2016, 8.000% (a)	675,000	734,906
Hidili Industry International Development, Ltd.
11/04/2015, 8.625% (a)(d)	940,000	949,400
Iron Mountain, Inc.
01/01/2016, 6.625% (a)	975,000	984,750

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Itau Unibanco Holding S.A.
11/23/2015, 10.500% (a)(d)	$2,360,000	$1,496,095
JPMorgan Chase & Co.
04/23/2019, 6.300% (a)(b)	1,050,000	1,162,602
Lear Corp.
03/15/2018, 7.875% (a)	950,000	1,037,875
Morgan Stanley
01/25/2021, 5.750% (a)	705,000	711,818
Newfield Exploration Co.
05/15/2018, 7.125% (a)	700,000	756,000
Petrohawk Energy Corp.
06/01/2015, 7.875% (a)	1,100,000	1,171,500
Pioneer Natural Resources Co.
03/15/2017, 6.650% (a)	775,000	843,493
President and Fellows of Harvard College
10/01/2037, 6.300% (a)	1,335,000	1,504,261
Range Resources Corp.
05/15/2019, 8.000% (a)	810,000	897,075
Rearden G Holdings EINS GmbH
03/30/2020, 7.875% (a)(d)	685,000	746,650
Silgan Holdings, Inc.
08/15/2016, 7.250% (a)	650,000	708,500
Spirit Aerosystems, Inc.
10/01/2017, 7.500% (a)	850,000	918,000
Star Energy Geothermal Wayang Windu, Ltd.
02/12/2015, 11.500% (a)(d)	675,000	776,250
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018, 6.750% (a)	1,100,000	1,200,375
TAM Capital 2, Inc.
01/29/2020, 9.500% (a)(f)	775,000	856,375
Tenneco, Inc.
08/15/2018, 7.750% (a)	450,000	482,625
Terex Corp.
11/15/2017, 8.000% (a)	935,000	989,931

TOTAL CORPORATE BONDS (Cost $33,586,302)		36,338,864

ASSET/MORTGAGE BACKED SECURITIES 0.36%
Freddie Mac REMICS
Series 2007-3271, Class AS,
02/15/2037, 37.290%(a)(g)	700,324	844,212
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA,
03/20/2037, 21.227%(a)(g)	196,320	222,342
Series 2007-37, Class SB,
03/20/2037, 21.227%(a)(g)	40,543	47,779

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $913,155)		1,114,333

Annual Report | March 31, 2011	15

Statement of Investments	Clough Global Equity Fund
March 31, 2011

Description and Maturity Date	Principal Amount	Value
FOREIGN GOVERNMENT BONDS 1.83%
Brazilian Government International Bonds
01/05/2016, 12.500% (a)(b)	$7,850,000	$5,500,409
01/10/2028, 10.250% (a)	424,000	261,656

TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,359,111)		5,762,065

GOVERNMENT & AGENCY OBLIGATIONS 6.30%
U.S. Treasury Bonds
05/15/2040, 4.375% (a)	2,600,000	2,540,294
U.S. Treasury Notes
04/30/2016, 2.625% (a)	9,000,000	9,146,952
08/15/2018, 4.000% (a)	7,600,000	8,121,314

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $19,693,372)		19,808,560

	Shares	Value
SHORT-TERM INVESTMENTS 1.60%
Dreyfus Treasury Prime Money Market Fund (0.000% 7- day yield)(h)	5,030,141	5,030,141

TOTAL SHORT-TERM INVESTMENTS (Cost $5,030,141)		5,030,141

Total Investments -140.31% (Cost $384,866,053)		441,085,436

Liabilities in Excess of Other Assets -(40.31%)		(126,730,562)

NET ASSETS -100.00%		$314,354,874

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS
Aetna, Inc.	(8,800)	$(329,384)
Apollo Group, Inc. - Class A	(11,492)	(479,331)
Bed Bath & Beyond, Inc.	(7,100)	(342,717)
Berkshire Hathaway, Inc. - Class B	(18,950)	(1,584,788)
Cie Generale d’Optique Essilor International S.A.	(9,100)	(675,775)
Diamond Offshore Drilling, Inc.	(20,363)	(1,582,205)
Kohl’s Corp.	(8,100)	(429,624)
Macy’s, Inc.	(26,724)	(648,324)
Noble Corp.	(11,822)	(539,320)
Toll Brothers, Inc.	(523)	(10,340)

		(6,621,808)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
EXCHANGE TRADED FUNDS
Energy Select Sector SPDR Fund	(29,894)	$(2,385,840)
iShares Dow Jones U.S. Real Estate Index Fund	(8,212)	(487,793)
iShares MSCI South Korea Index Fund	(26,939)	(1,733,524)
United States Oil Fund LP	(103,527)	(4,408,180)
Vanguard REIT ETF	(172,226)	(10,073,499)

		(19,088,836)

TOTAL SECURITIES SOLD SHORT (Proceeds $22,968,420)		$(25,710,644)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2011. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2011.
(c)	Non-income producing security.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, these securities had a total value of $5,869,194 or 1.87% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2011, these securities had a total value of $116,310 or 0.04% of total net assets.

(f)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2011, the aggregate market value of those securities was $1,538,875, representing 0.49% of net assets.

(g)	Floating or variable rate security - rate disclosed as of March 31, 2011.
(h)	Less than 0.0005%.

See	Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2011

	Shares	Value
COMMON STOCKS 105.69%
Basic Materials 0.92%
Anglo American PLC - Unsponsored ADR(a)	31,180	$805,068
Gerdau S.A. -Sponsored ADR(a)(b)	103,111	1,288,887
Walter Energy, Inc.(a)	39,600	5,363,028

		7,456,983

Communications 10.44%
CBS Corp. - Class B(a)	85,522	2,141,471
Chunghwa Telecom Co., Ltd. - ADR(a)	147,418	4,593,545
Cisco Systems, Inc.(a)(b)	301,700	5,174,155
DiGi.Com Bhd	145,000	1,369,212
Google, Inc. - Class A(a)(b)(c)	43,530	25,517,721
Liberty Media Corp. -Capital - Series A(a)(b)(c)	25,946	1,911,442
Liberty Media Corp. - Class A(a)(c)	174,000	2,790,960
Liberty Media Corp. - Starz - Series A(a)(b)(c)	6,036	468,394
Maxis Bhd	3,314,700	5,887,936
NII Holdings, Inc.(a)(c)	69,330	2,888,981
Philippine Long Distance Telephone Co.	38,690	2,071,787
Qihoo 360 Technology Co., Ltd. - ADR(c)	14,162	419,053
Telekom Malaysia Bhd	1,033,200	1,378,168
Valassis Communications, Inc.(a)(c)	29,600	862,544
Verizon Communications, Inc.(a)(b)	449,427	17,320,917
Viacom, Inc. - Class B(a)	53,400	2,484,168
The Walt Disney Co.(a)(b)	176,453	7,603,360

		84,883,814

Consumer Cyclical 8.14%
Arezzo Industria e Comercio S.A.(c)	115,295	1,606,567
Bosideng International Holdings, Ltd.	4,904,000	1,456,343
Cie Generale des Etablissements Michelin - Class B	32,963	2,784,211
Cooper Tire & Rubber Co.(a)(b)	327,102	8,422,876
Gol Linhas Aereas Inteligentes S.A. - ADR(a)(b)(c)	496,664	6,819,197
The Goodyear Tire & Rubber Co.(a)(b)(c)	1,544,359	23,134,498
Hanesbrands, Inc.(c)	43,600	1,178,944
Localiza Rent A Car S.A.	222,022	3,538,427
MGM Resorts International(a)(c)	222,400	2,924,560
Tenneco, Inc.(a)(b)(c)	182,377	7,741,904

	Shares	Value
Consumer Cyclical (continued)
TRW Automotive Holdings Corp.(a)(b)(c)	87,099	$4,797,413
Visteon Corp.(a)(b)(c)	28,597	1,787,026

		66,191,966

Consumer Non-cyclical 3.88%
Abbott Laboratories(a)	60,400	2,962,620
Celltrion, Inc.	40,170	1,274,366
Cia de Bebidas das Americas - ADR(a)	109,900	3,111,269
Community Health Systems, Inc.(a)(c)	28,300	1,131,717
Health Management Associates, Inc. - Class A(a)(b)(c)	114,500	1,248,050
Hypermarcas S.A.(c)	77,500	1,020,580
Julio Simoes Logistica S.A.	499,741	3,027,250
LifePoint Hospitals, Inc.(a)(c)	30,000	1,205,400
Man Wah Holdings, Ltd.	3,753,700	4,864,312
Raia S.A.(c)	79,700	1,256,533
Safeway, Inc.(a)(b)	148,606	3,498,185
Santos Brasil Participacoes S.A.	242,200	3,928,249
Tenet Healthcare Corp.(a)(b)(c)	165,200	1,230,740
Thermo Fisher Scientific, Inc.(a)(b)(c)	32,000	1,777,600

		31,536,871

Energy 26.09%
Coal 4.09%
Alpha Natural Resources, Inc.(a)(c)	152,402	9,048,107
Arch Coal, Inc.(a)	145,184	5,232,431
Consol Energy, Inc.(a)(b)	80,517	4,318,127
Massey Energy Co.(a)	73,800	5,044,968
Peabody Energy Corp.(a)(b)	133,211	9,585,863

		33,229,496

Oil & Gas Producers 14.34%
Anadarko Petroleum Corp.(a)	103,964	8,516,731
Brigham Exploration Co.(a)(b)(c)	112,115	4,168,436
Canadian Natural Resources, Ltd.(a)(b)	144,500	7,142,635
Chesapeake Energy Corp.(a)	100,300	3,362,056
Devon Energy Corp.(a)(b)	24,900	2,285,073
Golar LNG, Ltd.(a)(b)	258,400	6,609,872
Hess Corp.(a)(b)	83,500	7,115,035
InterOil Corp.(a)(b)(c)	144,589	10,792,123
Marathon Oil Corp.(a)	289,000	15,406,590
Newfield Exploration Co.(a)(b)(c)	42,800	3,253,228
Nexen, Inc.(a)	167,100	4,164,132
OAO Lukoil -Sponsored ADR(a)	32,876	2,355,565
Occidental Petroleum Corp.(a)	91,869	9,599,392

Annual Report | March 31, 2011	17

Statement of Investments	Clough Global Opportunities Fund
March 31, 2011

	Shares	Value
Energy (continued)
OGX Petroleo e Gas Participacoes S.A.(c)	523,900	$6,279,805
Petrohawk Energy Corp.(a)(c)	284,800	6,988,992
Southwestern Energy Co.(a)(c)	127,100	5,461,487
Suncor Energy, Inc.(a)	167,709	7,520,071
Ultra Petroleum Corp.(a)(b)(c)	36,400	1,792,700
Whiting Petroleum Corp.(a)(b)(c)	52,200	3,834,090

		116,648,013

Oil & Gas Services 7.66%
Baker Hughes, Inc.(a)(b)	188,700	13,856,241
Calfrac Well Services, Ltd.(a)	61,000	1,966,220
Cameron International Corp.(a)(b)(c)	250,663	14,312,857
Core Laboratories NV(a)(b)	37,448	3,826,062
Ensco PLC - Sponsored ADR(a)(b)	128,798	7,449,676
National Oilwell Varco, Inc.(a)(b)	181,187	14,362,694
Tenaris S.A. - ADR (a)(b)	16,300	806,198
Transocean, Ltd.(a)(b)(c)	41,000	3,195,950
Weatherford International, Ltd.(a)(b)(c)	111,158	2,512,171

		62,288,069

TOTAL ENERGY		212,165,578

Financial 30.36%
Banks 4.84%
Agricultural Bank of China, Ltd. - Class H(c)	6,769,000	3,837,642
Banco Bradesco S.A. - ADR	35,614	738,990
Banco do Brasil S.A.	66,954	1,207,727
Banco Santander Brasil S.A. - ADR(a)(b)	229,200	2,809,992
Bank of China, Ltd. -Class H	13,391,500	7,454,499
China Construction Bank Corp. - Class H	7,122,450	6,675,108
China Merchants Bank Co., Ltd. - Class H	1,309,000	3,626,505
Industrial & Commercial Bank of China - Class H	5,891,000	4,892,411
Itau Unibanco Holding S.A. - ADR	51,396	1,236,074
Lloyds Banking Group PLC(a)(c)	1,633,400	1,522,141
M&T Bank Corp.(a)(b)	60,476	5,350,312

		39,351,401

Diversified Financial Services 7.42%
Bank of America Corp.(a)	1,221,871	16,287,540
CIT Group, Inc.(a)(b)(c)	58,200	2,476,410
Citigroup, Inc.(a)(c)	3,554,149	15,709,339
First Niagara Financial Group, Inc.(a)(b)	175,200	2,379,216

	Shares	Value
Financial (continued)
IntercontinentalExchange, Inc.(a)(b)(c)	14,120	$1,744,385
MGIC Investment Corp.(a)(b)(c)	823,707	7,322,755
New York Community Bancorp, Inc.(a)(b)	132,535	2,287,554
People’s United Financial, Inc.(a)(b)	174,693	2,197,638
The PMI Group, Inc.(a)(b)(c)	840,892	2,270,408
Radian Group, Inc.(a)(b)	781,230	5,320,176
Valley National Bancorp(a)	169,700	2,369,012

		60,364,433

Insurance 2.68%
Genworth Financial, Inc. - Class A(a)(b)(c)	629,756	8,476,516
Hartford Financial Services Group, Inc.(a)(b)	324,630	8,742,286
Maiden Holdings, Ltd.(a)(d)	100,900	755,741
XL Capital, Ltd.(a)(b)	154,000	3,788,400

		21,762,943

Investment Companies 5.25%
Ares Capital Corp.(a)	593,669	10,033,006
Golub Capital BDC, Inc.(a)	226,900	3,580,482
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	54,584	200,869
Knight Capital Group, Inc. - Class A(a)(b)(c)	168,417	2,256,788
Medley Capital Corp.(a)(b)(c)	146,188	1,780,570
PennantPark Investment Corp.(a)	707,590	8,434,472
Solar Capital, Ltd.(a)	556,484	13,288,834
Solar Senior Capital, Ltd.(a)(c)	167,431	3,119,240

		42,694,261

Real Estate 0.12%
BHG S.A. -Brazil Hospitality Group(c)	44,270	616,876
BHG S.A. - Brazil Hospitality Group, Receipt Shares(c)(e)	5,665	78,938
Mingfa Group International Co., Ltd.(d)	925,249	289,046

		984,860

REITs 10.05%
American Capital Agency Corp.(a)	127,380	3,711,853
Annaly Capital Management, Inc.(a)(b)	657,400	11,471,630
Apollo Commercial Real Estate Finance, Inc.(a)	202,400	3,309,240
Ascendas Real Estate Investment Trust	3,597,000	5,821,404

18	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2011

	Shares	Value
Financial (continued)
Ascott Residence Trust	1,481,624	$1,410,511
CapitaCommercial Trust	5,159,000	5,689,020
Capstead Mortgage Corp.(a)(b)	673,752	8,610,551
Cypress Sharpridge Investments, Inc.(a)(b)	372,200	4,719,496
Dynex Capital, Inc.(a)(b)	384,796	3,871,048
Hatteras Financial Corp.(a)(b)	556,847	15,658,538
Host Hotels & Resorts, Inc.(a)(b)	84,281	1,484,188
Invesco Mortgage Capital, Inc.(a)	303,750	6,636,938
MFA Financial, Inc.(a)(b)	759,457	6,227,547
Starwood Property Trust, Inc.(a)	140,050	3,123,115

		81,745,079

TOTAL FINANCIAL		246,902,977

Industrial 8.68%
BE Aerospace, Inc.(a)(b)(c)	219,862	7,811,697
China State Construction International Holdings, Ltd.	3,425,500	3,126,682
Crown Holdings, Inc.(a)(b)(c)	76,662	2,957,620
Goodrich Corp.(a)	28,400	2,429,052
GZI Transport, Ltd.	3,273,315	1,851,577
Jardine Strategic Holdings, Ltd.(a)	105,255	2,810,308
Jiangsu Expressway Co., Ltd. - Class H	5,713,076	6,404,538
KBR, Inc.(a)	24,722	933,750
MSCI, Inc. - Class A(a)(c)	33,300	1,226,106
Omron Corp.	31,482	884,887
Owens Corning(a)(b)(c)	98,942	3,560,923
Owens-Illinois, Inc.(a)(b)(c)	307,580	9,285,840
Sensata Technologies Holding NV(a)(c)	131,100	4,553,103
TE Connectivity, Ltd.(a)	66,500	2,315,530
TransDigm Group, Inc.(a)(b)(c)	101,771	8,531,463
Verisk Analytics, Inc. - Class A(a)(c)	111,225	3,643,731
Zhejiang Expressway Co., Ltd. - Class H	9,044,000	8,231,807

		70,558,614

Technology 12.00%
Apple, Inc.(a)(c)	23,371	8,143,625
Arrow Electronics, Inc.(a)(b)(c)	193,600	8,107,968
Avnet, Inc.(a)(c)	155,300	5,294,177
Broadcom Corp. - Class A(a)(b)(c)	57,600	2,268,288
Fidelity National Information Services, Inc.(a)(b)	130,000	4,249,700
Fiserv, Inc.(a)(b)(c)	41,600	2,609,152
HTC Corp.	33,000	1,290,531

	Shares	Value
Technology (continued)
Ingram Micro, Inc. - Class A(a)(b)(c)	179,300	$3,770,679
International Business Machines Corp.(a)(b)	172,800	28,178,496
Microsoft Corp.(a)(b)	833,364	21,134,111
Oracle Corp.(a)(b)	10,336	344,912
Samsung Electronics Co., Ltd.	9,223	7,836,124
SanDisk Corp.(a)(c)	18,495	852,435
Xerox Corp.(a)(b)	331,794	3,533,606

		97,613,804

Utilities 5.18%
Babcock & Wilcox Co.(a)(c)	33,771	1,127,276
CMS Energy Corp.(a)(b)	125,500	2,464,820
DPL, Inc.(a)(b)	93,700	2,568,317
Edison International(a)(b)	30,500	1,115,995
National Grid PLC - Sponsored ADR(a)(b)	487,400	23,414,696
Northeast Utilities(a)	73,600	2,546,560
Oneok, Inc.(a)(b)	42,400	2,835,712
Power Assets Holdings, Ltd.	905,500	6,053,313

		42,126,689

TOTAL COMMON STOCKS (Cost $739,179,056)		859,437,296

EXCHANGE TRADED FUNDS 4.99%
iShares FTSE China 25 Index Fund(a)	276,000	12,408,960
iShares iBoxx $ High Yield Corporate Bond Fund(a)(b)	70,841	6,514,538
SPDR Gold Trust(a)(c)	154,800	21,644,136

		40,567,634

TOTAL EXCHANGE TRADED FUNDS (Cost $32,296,407)		40,567,634

PREFERRED STOCKS 0.42%
The Goodyear Tire & Rubber Co., 5.875%	67,800	3,463,224

TOTAL PREFERRED STOCKS (Cost $3,394,238)		3,463,224

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 12.27%
American Axle & Manufacturing, Inc.
03/01/2017, 7.875% (a)	$3,145,000	3,207,900
Anheuser-Busch InBev Worldwide, Inc.
11/17/2015, 9.750% (a)	6,710,000	4,243,454

Annual Report | March 31, 2011	19

Statement of Investments	Clough Global Opportunities Fund
March 31, 2011

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
ArvinMeritor, Inc.
03/15/2018, 10.625% (a)	$1,805,000	$2,039,650
BE Aerospace, Inc.
07/01/2018, 8.500% (a)	2,100,000	2,331,000
Bombardier, Inc.
05/01/2034, 7.450% (a)(d)	2,170,000	2,094,050
CITIC Resources Holdings, Ltd.
05/15/2014, 6.750% (a)(f)	1,900,000	1,995,000
Citigroup, Inc.
03/05/2038, 6.875% (a)	2,475,000	2,728,631
Constellation Brands, Inc.
09/01/2016, 7.250% (a)	3,050,000	3,313,062
Crown Americas LLC / Crown Americas Capital Corp. II
05/15/2017, 7.625% (a)	3,050,000	3,332,125
Dana Holding Corp.
02/15/2021, 6.750% (a)	1,860,000	1,869,300
Felcor Lodging LP
10/01/2014, 10.000% (a)	1,850,000	2,122,875
Ford Motor Credit Co., LLC
10/01/2014, 8.700% (a)	3,775,000	4,284,565
Forest Oil Corp.
06/15/2019, 7.250% (a)	2,400,000	2,520,000
General Cable Corp.
04/01/2017, 7.125% (a)(b)	2,900,000	3,005,125
Genworth Financial, Inc.
06/15/2020, 7.700% (a)	2,055,000	2,106,521
Gol Finance
07/20/2020, 9.250% (a)(d)	2,310,000	2,480,362
The Goldman Sachs Group, Inc.
02/01/2041, 6.250% (a)	2,480,000	2,478,036
Graphic Packaging International, Inc.
10/01/2018, 7.875% (a)	1,300,000	1,399,125
Hanesbrands, Inc.
12/15/2016, 8.000% (a)	2,035,000	2,215,606
Hidili Industry International Development, Ltd.
11/04/2015, 8.625% (a)(d)	2,475,000	2,499,750
Iron Mountain, Inc.
01/01/2016, 6.625% (a)	2,550,000	2,575,500
Itau Unibanco Holding S.A.
11/23/2015, 10.500% (a)(d)	6,120,000	3,879,705
JPMorgan Chase & Co.
04/23/2019, 6.300% (a)(b)	2,775,000	3,072,591
Lear Corp.
03/15/2018, 7.875% (a)	2,450,000	2,676,625
Morgan Stanley
01/25/2021, 5.750% (a)	1,860,000	1,877,988
Newfield Exploration Co.
05/15/2018, 7.125% (a)	1,900,000	2,052,000
Petrohawk Energy Corp.
06/01/2015, 7.875% (a)	2,925,000	3,115,125
Pioneer Natural Resources Co.
03/15/2017, 6.650% (a)	2,200,000	2,394,432
President and Fellows of Harvard College
10/01/2037, 6.300% (a)	3,527,000	3,974,178

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Range Resources Corp.
05/15/2019, 8.000% (a)	$2,490,000	$2,757,675
Rearden G Holdings EINS GmbH
03/30/2020, 7.875% (a)(d)	1,875,000	2,043,750
Silgan Holdings, Inc.
08/15/2016, 7.250% (a)	2,225,000	2,425,250
Spirit Aerosystems, Inc.
10/01/2017, 7.500% (a)	2,275,000	2,457,000
Star Energy Geothermal Wayang Windu, Ltd.
02/12/2015, 11.500% (a)(d)	1,875,000	2,156,250
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018, 6.750% (a)(b)	3,325,000	3,628,406
TAM Capital 2, Inc.
01/29/2020, 9.500% (a)(f)	2,205,000	2,436,525
Tenneco, Inc.
08/15/2018, 7.750% (a)	1,250,000	1,340,625
Terex Corp.
11/15/2017, 8.000% (a)	2,510,000	2,657,462

TOTAL CORPORATE BONDS (Cost $92,148,887)		99,787,224

ASSET/MORTGAGE BACKED SECURITIES 0.09%
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA,
03/20/2037, 21.227%(a)(g) 529,225		599,372
Series 2007-37, Class SB,
03/20/2037, 21.227%(a)(g) 109,293		128,797

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $597,334)		728,169

FOREIGN GOVERNMENT BONDS 1.96%
Brazilian Government International Bonds
01/05/2016, 12.500% (a)	21,750,000	15,239,987
01/10/2028, 10.250% (a)	1,099,000	678,208

TOTAL FOREIGN GOVERNMENT BONDS (Cost $14,780,585)		15,918,195

GOVERNMENT & AGENCY OBLIGATIONS 13.79%
U.S. Treasury Bonds
11/15/2017, 4.250% (a)	14,000,000	15,243,592
05/15/2040, 4.375% (a)	6,850,000	6,692,697
U.S. Treasury Notes
04/30/2016, 2.625% (a)	33,000,000	33,538,824
08/15/2018, 4.000% (a)	53,000,000	56,635,482

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $110,819,820)		112,110,595

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2011

	Number of Contracts	Value
CALL OPTIONS PURCHASED 0.24%
AMR Corp., Expires January, 2012, Exercise Price $10.00	2,000	$66,000
Microsoft Corp., Expires January, 2012, Exercise Price $27.50	13,500	1,640,250
Microsoft Corp., Expires January, 2013, Exercise Price $30.00	1,792	277,760

TOTAL CALL OPTIONS PURCHASED (Cost $5,178,402)		1,984,010

	Shares	Value
SHORT-TERM INVESTMENTS 1.69%

Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	13,739,223	13,739,223

TOTAL SHORT-TERM INVESTMENTS (Cost $13,739,223)		13,739,223

Total Investments -141.14% (Cost $1,012,133,952)		1,147,735,570

Liabilities in Excess of Other Assets -(41.14%)		(334,558,069)

NET ASSETS -100.00%		$813,177,501

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS
Aetna, Inc.	(22,600)	$(845,918)
Apollo Group, Inc. - Class A	(29,989)	(1,250,841)
Bed Bath & Beyond, Inc.	(18,300)	(883,341)
Berkshire Hathaway, Inc. - Class B	(49,800)	(4,164,774)
Cie Generale d’Optique Essilor International S.A.	(24,700)	(1,834,245)
Diamond Offshore Drilling, Inc.	(53,081)	(4,124,394)
Kohl’s Corp.	(20,900)	(1,108,536)
Macy’s, Inc.	(69,892)	(1,695,580)
Noble Corp.	(30,873)	(1,408,426)
Toll Brothers, Inc.	(1,362)	(26,927)

		(17,342,982)

EXCHANGE TRADED FUNDS
Energy Select Sector SPDR Fund	(78,038)	(6,228,213)
iShares Dow Jones U.S. Real Estate Index Fund	(21,424)	(1,272,586)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
iShares MSCI South Korea Index Fund	(70,286)	$(4,522,904)
United States Oil Fund LP	(270,297)	(11,509,246)
Vanguard REIT ETF	(444,597)	(26,004,478)

		(49,537,427)

TOTAL SECURITIES SOLD SHORT (Proceeds $59,772,835)		$(66,880,409)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2011. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at March 31, 2011.
(c)	Non-income producing security.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, these securities had a total value of $16,198,654 or 1.99% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2011, these securities had a total value of $279,807 or 0.03% of total net assets.

(f)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2011, the aggregate market value of those securities was $4,431,525, representing 0.54% of net assets.

(g)	Floating or variable rate security - rate disclosed as of March 31, 2011.
(h)	Less than 0.0005%.

See Notes to the Financial Statements.

Annual Report | March 31, 2011	21

Statement of Investments	Clough Global Opportunities Fund
March 31, 2011

Abbreviations:

ADR - American Depositary Receipt

Bhd - Berhad (in Malaysia, a form of a public company)

ETF - Exchange Traded Fund

GmbH - a form of a limited liability corporation common in German-speaking countries

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.

22	www.cloughglobal.com

Cough Global Funds	Statements of Assets and Liabilities
March 31, 2011 (Unaudited)

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)	$268,569,277	$441,085,436	$1,147,735,570
Cash	157,130	164,471	422,665
Foreign Currency, at value (Cost $7,425,396, $12,364,283 and $32,205,640)	7,661,337	12,751,634	33,211,286
Deposit with broker for securities sold short	16,019,937	26,169,394	68,079,433
Dividends receivable	699,334	1,195,092	2,973,352
Interest receivable	802,581	1,129,957	3,530,499
Receivable for investments sold	7,582,481	12,410,041	32,372,051

Total Assets	301,492,077	494,906,025	1,288,324,856

LIABILITIES:

Loan payable	89,800,000	147,000,000	388,900,000
Interest due on loan payable	7,003	11,464	30,329
Securities sold short (Proceeds $14,048,235, $22,968,420 and $59,772,835)	15,734,626	25,710,644	66,880,409
Payable for investments purchased	4,181,578	7,295,216	17,843,958
Dividends payable - short sales	818	1,336	3,495
Interest payable - margin account	11,825	19,374	50,030
Accrued investment advisory fee	177,974	375,686	1,087,333
Accrued administration fee	72,461	133,577	347,947
Accrued trustees fee	3,854	3,854	3,854

Total Liabilities	109,990,139	180,551,151	475,147,355

Net Assets	$191,501,938	$314,354,874	$813,177,501

Cost of Investments	$235,803,049	$384,866,053	$1,012,133,952

COMPOSITION OF NET ASSETS:

Paid-in capital	$181,095,134	$298,604,829	$838,408,606
Overdistributed net investment income	(698,881)	(1,146,152)	(2,988,299)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(20,209,804)	(36,971,880)	(151,752,241)
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currency	31,315,489	53,868,077	129,509,435

Net Assets	$191,501,938	$314,354,874	$813,177,501

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606	17,840,705	51,736,859

Net assets value per share	$18.35	$17.62	$15.72

See Notes to the Financial Statements.

Annual Report | March 31, 2011	23

Statements of Operations	Clough Global Funds
For the Six Months Ended March 31, 2011 (Unaudited)

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $76,184, $127,903 and $329,183)	$5,411,401	$9,599,988	$22,754,220
Interest on investment securities	3,500,991	4,883,749	15,365,098
Hypothecated securities income (See Note 6)	74,891	128,402	327,994

Total Income	8,987,283	14,612,139	38,447,312

EXPENSES:
Investment advisory fee	2,056,463	4,332,518	12,604,090
Administration fee	837,274	1,540,451	4,033,309
Interest on loan	1,325,433	2,169,707	5,740,149
Interest expense - margin account	243,190	404,071	1,193,011
Trustees fee	146,211	146,211	146,211
Dividend expense - short sales	400,355	656,235	1,694,993
Other expenses	2,125	2,125	2,276

Total Expenses	5,011,051	9,251,318	25,414,039

Net Investment Income	3,976,232	5,360,821	13,033,273

NET REALIZED GAIN/(LOSS) ON:
Investment securities	25,713,336	39,676,674	109,950,500
Securities sold short	(7,980,536)	(13,094,188)	(33,435,924)
Written options	4,495,684	7,275,856	18,887,512
Foreign currency transactions	(320,679)	(528,398)	(1,387,326)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	1,062,904	4,561,217	(276,427)
Securities sold short	3,017,165	4,938,473	12,513,622
Written options	(2,474,148)	(4,070,800)	(10,726,030)
Translation of assets and liabilities denominated in foreign currencies	216,765	353,303	893,118

Net gain on investments, options, securities sold short and foreign currency transactions	23,730,491	39,112,137	96,419,045

Net Increase in Net Assets Attributable to Common Shares from Operations	$27,706,723	$44,472,958	$109,452,318

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Funds	Statements of Changes in Net Assets
March 31, 2011

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

COMMON SHAREHOLDERS OPERATIONS:
Net investment income	$3,976,232	$3,306,035	$5,360,821	$3,946,856	$13,033,273	$8,678,959
Net realized gain/(loss) from:
Investment securities	25,713,336	(9,280,504)	39,676,674	(11,512,814)	109,950,500	(50,138,051)
Securities sold short	(7,980,536)	(10,892,481)	(13,094,188)	(17,370,998)	(33,435,924)	(45,685,772)
Written options	4,495,684	9,954,687	7,275,856	16,836,515	18,887,512	43,669,348
Foreign currency transactions	(320,679)	(92,011)	(528,398)	(155,633)	(1,387,326)	(405,192)
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	1,822,686	56,613,978	5,782,193	98,150,460	2,404,283	256,578,865

Net Increase in Net Assets From Operations	27,706,723	49,609,704	44,472,958	89,894,386	109,452,318	212,698,157

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(12,521,527)	(4,763,937)	(20,695,217)	(6,903,467)	(55,875,807)	(15,069,409)
Tax return of capital	–	(6,714,129)	–	(11,472,459)	–	(35,632,712)

Net Decrease in Net Assets from Distributions	(12,521,527)	(11,478,066)	(20,695,217)	(18,375,926)	(55,875,807)	(50,702,121)

Net Increase in Net Assets Attributable to Common Shares	15,185,196	38,131,638	23,777,741	71,518,460	53,576,511	161,996,036

NET ASSETS ATTRIBUTABLE TO COMMON SHARES:

Beginning of period	176,316,742	138,185,104	290,577,133	219,058,673	759,600,990	597,604,954

End of period*	$191,501,938	$176,316,742	$314,354,874	$290,577,133	$813,177,501	$759,600,990

*Includes Overdistributed Net Investment Income of:	$(698,881)	$(352,131)	$(1,146,152)	$(585,155)	$(2,988,299)	$(1,532,363)

See Notes to the Financial Statements.

Annual Report | March 31, 2011	25

Statements of Cash Flows	Clough Global Funds
March 31, 2011

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$27,706,723	$44,472,958	$109,452,318
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(440,089,860)	(726,493,837)	(1,912,849,152)
Proceeds from disposition of investment securities	462,221,970	760,644,540	2,053,020,270
Proceeds from securities sold short transactions	106,852,569	174,740,129	456,837,578
Cover securities sold short transactions	(123,936,338)	(202,647,642)	(529,904,777)
Premiums received from written options transactions	13,568,256	22,103,274	58,102,278
Premiums paid on closing written options transactions	(11,635,030)	(19,043,364)	(50,324,044)
Purchased options transactions	(25,705,475)	(41,810,700)	(114,637,955)
Proceeds from purchased options transactions	19,622,508	32,011,957	85,136,023
Proceeds from litigation settlements	23,539	59,247	86,305
Net proceeds from short-term investment securities	16,848,928	32,606,204	82,504,022
Net realized gain from investment securities	(25,713,336)	(39,676,674)	(109,950,500)
Net realized loss on securities sold short	7,980,536	13,094,188	33,435,924
Net realized gain on written options	(4,495,684)	(7,275,856)	(18,887,512)
Net realized loss on foreign currency transactions	320,679	528,398	1,387,326
Net change in unrealized appreciation on investment securities	(1,822,686)	(5,782,193)	(2,404,283)
Premium amortization	177,844	210,467	915,626
Discount accretion	(85,127)	(122,683)	(365,567)
Increase in deposits with brokers for securities sold short and written options	(2,183,571)	(4,899,963)	(53,333,822)
Decrease in dividends receivable	108,918	186,216	478,223
Increase in interest receivable	(5,415)	(155,374)	(62,545)
Increase in interest due on loan payable	63	103	272
Decrease in dividends payable - short sales	(19,637)	(31,389)	(84,364)
Decrease in interest payable - margin account	(11,551)	(19,661)	(74,234)
Increase/(Decrease) in accrued investment advisory fee	909	1,722	(3,189)
Increase/(Decrease) in accrued administration fee	370	612	(1,020)
Decrease in accrued trustees fee	(1,581)	(1,581)	(1,581)
Net cash provided by operating activities	19,728,521	32,699,098	88,471,620

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(12,521,527)	(20,695,217)	(55,875,807)
Net cash used in financing activities	(12,521,527)	(20,695,217)	(55,875,807)

Net increase in cash	7,206,994	12,003,881	32,595,813

Cash and foreign currency, beginning of period	$611,473	$912,224	$1,038,138
Cash and foreign currency, ending of period	$7,818,467	$12,916,105	$33,633,951

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,325,370	$2,169,604	$5,739,877

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Allocation Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.90	$13.24	$21.60	$22.61	$24.42

Income from investment operations:	0.38*	0.32*	0.30*	0.46*	1.79
Net investment income
Net realized and unrealized gain/(loss) on investments	2.27	4.44	(7.05)	1.47	(0.98)
Distributions to preferred shareholders from:
Net investment income	–	–	(0.05)	(0.49)	(0.47)

Total from Investment Operations	2.65	4.76	(6.80)	1.44	0.34

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.20)	(0.46)	(0.81)	(1.72)	(1.44)
Net realized gains	–	–	(0.31)	(0.73)	(0.71)
Tax return of capital	–	(0.64)	(0.44)	–	–

Total Distributions to Common Shareholders	(1.20)	(1.10)	(1.56)	(2.45)	(2.15)

Net asset value - end of period	$18.35	$16.90	$13.24	$21.60	$22.61

Market price - end of period	$16.24	$15.92	$10.68	$18.90	$20.82

Total Investment Return - Net Asset Value:(1)	17.30%	38.14%	(32.20)%	7.10%	1.59%
Total Investment Return - Market Price:(1)	10.20%	61.32%	(37.50)%	1.77%	(4.77)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$191,502	$176,317	$138,185	$225,359	$235,962
Ratios to average net assets attributable to common shareholders:
Total expenses	2.87%	3.22%	3.35%(2)	2.10%(2)	2.02%(2)
Total expenses excluding interest expense and dividends on short sales expense	1.74%	1.88%	2.76%(2)	1.73%(2)	1.75%(2)
Net investment income	2.28%	1.96%	1.73%(2)	2.02%(2)	2.63%(2)
Preferred share dividends	N/A	N/A	0.30%	2.14%	2.10%
Portfolio turnover rate	172%	115%	233%	136%	187%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	N/A	N/A	–(3)	$95,052	$95,042
Total shares outstanding (000)	N/A	N/A	–(3)	3.8	3.8
Asset coverage per share(4)	N/A	N/A	–(3)	$84,319	$87,106
Liquidation preference per share	N/A	N/A	–(3)	$25,000	$25,000
Average market value per share(5)	N/A	N/A	–(3)	$25,000	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000)	$89,800	$89,800	$60,200	N/A	N/A
Asset Coverage Per $1,000 (000)	$3,133	$2,963	$3,295	N/A	N/A

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 22, 2008.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to the Financial Statements.

Annual Report | March 31, 2011	27

Financial Highlights	Clough Global Equity Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.29	$12.28	$20.88	$22.17	$23.74

Income from investment operations:
Net investment income	0.30*	0.22*	0.16*	0.34*	1.77
Net realized and unrealized gain/(loss) on investments	2.19	4.82	(7.21)	1.38	(0.88)
Distributions to preferred shareholders from:
Net investment income	–	–	(0.03)	(0.53)	(0.51)

Total from Investment Operations	2.49	5.04	(7.08)	1.19	0.38

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.16)	(0.39)	(0.24)	(1.67)	(1.70)
Net realized gains	–	–	(0.48)	(0.81)	(0.25)
Tax return of capital	–	(0.64)	(0.80)	–	–

Total Distributions to Common Shareholders	(1.16)	(1.03)	(1.52)	(2.48)	(1.95)

Net asset value - end of period	$17.62	$16.29	$12.28	$20.88	$22.17

Market price - end of period	$15.37	$14.33	$9.77	$18.00	$20.13

Total Investment Return - Net Asset Value:(1)	17.05%	43.62%	(34.55)%	6.24%	2.03%
Total Investment Return - Market Price:(1)	16.07%	58.80%	(39.60)%	0.86%	(2.08)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$314,355	$290,577	$219,059	$372,490	$395,594
Ratios to average net assets attributable to common shareholders:
Total expenses	3.23%	3.57%	3.81%(2)	2.50%(2)	2.43%(2)
Total expenses excluding interest expense and dividends on short sales expense	2.10%	2.25%	2.26%(2)	2.14%(2)	2.16%(2)
Net investment income	1.87%	1.43%	0.95%(2)	1.53%(2)	1.45%(2)
Preferred share dividends	N/A	N/A	0.20%	2.35%	2.28%
Portfolio turnover rate	173%	116%	207%	155%	200%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	N/A	N/A	-(3)	$175,346	$175,444
Total shares outstanding (000)	N/A	N/A	-(3)	7	7
Asset coverage per share(4)	N/A	N/A	-(3)	$78,262	$81,577
Liquidation preference per share	N/A	N/A	-(3)	$25,000	$25,000
Average market value per share(5)	N/A	N/A	-(3)	$25,000	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000)	$147,000	$147,000	$98,200	N/A	N/A
Asset Coverage Per $1,000 (000)	$3,138	$2,977	$3,231	N/A	N/A

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 5, 2008.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Period April 2006 (inception) to March 31, 2007

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.68	$11.55	$19.03	$19.17	$19.10

Income from investment operations:
Net investment income	0.25*	0.17*	0.12*	0.35*	0.90
Net realized and unrealized gain/(loss) on investments	1.87	3.94	(6.20)	1.50	0.40
Distributions to preferred shareholders from:
Net investment income	–	–	(0.04)	(0.46)	(0.20)

Total from Investment Operations	2.12	4.11	(6.12)	1.39	1.10

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.08)	(0.29)	(0.06)	(1.46)	(0.90)
Net realized gains	–	–	(0.03)	(0.07)	–
Tax return of capital	–	(0.69)	(1.27)	–	–

Total Distributions to Common Shareholders	(1.08)	(0.98)	(1.36)	(1.53)	(0.90)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	–	–	(0.04)
Preferred share offering costs and sales load charged to paid-in capital	–	–	–(1)	–	(0.09)

Total Capital Share Transactions	–	–	–	–	(0.13)

Net asset value - end of period	$15.72	$14.68	$11.55	$19.03	$19.17

Market price - end of period	$13.85	$13.04	$9.20	$16.32	$17.44

Total Investment Return - Net Asset Value:(2)	16.21%	37.93%	(32.68)%	8.06%	5.45%
Total Investment Return - Market Price:(2)	15.27%	53.82%	(37.48)%	1.86%	(8.38)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$813,178	$759,601	$597,605	$984,608	$991,948
Ratios to average net assets attributable to common shareholders:
Total expenses	3.40%	3.72%	3.84%(3)	2.52%(3)	2.12%(3)(4)
Total expenses excluding interest expense and dividends on short sales expense	2.25%	2.39%	2.38%(3)	2.29%(3)	1.90%(3)(4)
Net investment income	1.74%	1.19%	0.80%(3)	1.76%(3)	1.75%(3)(4)
Preferred share dividends	N/A	N/A	0.23%	2.34%	1.13%(4)
Portfolio turnover rate	171%	115%	224%	171%	246%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	N/A	N/A	–(5)	$450,380	$450,450
Total shares outstanding (000)	N/A	N/A	–(5)	18	18
Asset coverage per share(6)	N/A	N/A	–(5)	$79,722	$80,133
Liquidation preference per share	N/A	N/A	–(5)	$25,000	$25,000
Average market value per share(7)	N/A	N/A	–(5)	$25,000	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000)	$388,900	$388,900	$239,500	N/A	N/A
Asset Coverage Per $1,000 (000)	$3,091	$2,953	$3,495	N/A	N/A

*	Based on average shares outstanding.
(1)	Less than $0.005.

Annual Report | March 31, 2011	29

Financial Highlights	Clough Global Opportunities Fund
For a share outstanding throughout the periods indicated

(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Annualized.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008.
(6)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(7)	Based on monthly prices.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Notes to Financial Statements	Clough Global Funds
March 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund,(each, a “Fund” and collectively, the “Funds”) are closed-end management investment companies that were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund and an Agreement and Declaration of Trust dated January 12, 2006 for Clough Global Opportunities Fund. Each Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of March 31, 2011, securities which have been fair valued represented 0.04%, 0.04% and 0.03% of net assets of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Opportunities Equity Fund, respectively.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments

Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | March 31, 2011	31

Notes to Financial Statements (continued)	Clough Global Funds
March 31, 2011

The following is a summary of the inputs used as of March 31, 2011 in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year ended March 31, 2011:

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Basic Materials	$1,737,782	$–	$–	$1,737,782
Communications	19,898,960	–	–	19,898,960
Consumer Cyclical	15,569,492	–	–	15,569,492
Consumer Non-cyclical	7,375,992	–	–	7,375,992
Energy	49,664,382	–	–	49,664,382
Financial	58,164,147	18,324	57,389	58,239,860
Industrial	16,524,237	–	–	16,524,237
Technology	22,830,172	–	–	22,830,172
Utilities	10,277,362	–	–	10,277,362
Exchange Traded Funds	11,045,164	–	–	11,045,164
Preferred Stocks	812,172	–	–	812,172
Corporate Bonds	–	23,304,124	–	23,304,124
Asset/Mortgage Backed Securities	–	759,758	–	759,758
Foreign Government Bonds	–	3,768,381	–	3,768,381
Government & Agency Obligations	22,520,424	–	–	22,520,424
Short-Term Investments	4,241,015	–	–	4,241,015

TOTAL	$240,661,301	$27,850,587	$57,389	$268,569,277

Other Financial Instruments*

Liabilities
Securities Sold Short	$(15,734,626)	$–	$–	$(15,734,626)

TOTAL	$(15,734,626)	$–	$–	$(15,734,626)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Basic Materials	$2,866,897	$–	$–	$2,866,897
Communications	33,662,365	–	–	33,662,365
Consumer Cyclical	25,964,577	–	–	25,964,577
Consumer Non-cyclical	12,083,417	–	–	12,083,417
Energy	86,179,210	–	–	86,179,210
Financial	95,762,142	30,224	86,086	95,878,452
Industrial	27,040,779	–	–	27,040,779
Technology	37,894,900	–	–	37,894,900
Utilities	33,051,178	–	–	33,051,178
Exchange Traded Funds	17,081,618	–	–	17,081,618
Preferred Stocks	1,328,080			1,328,080
Corporate Bonds	–	36,338,864	–	36,338,864
Asset/Mortgage Backed Securities	–	1,114,333	–	1,114,333
Foreign Government Bonds	–	5,762,065	–	5,762,065
Government & Agency Obligations	19,808,560	–	–	19,808,560
Short-Term Investments	5,030,141	–	–	5,030,141

TOTAL	$397,753,864	$43,245,486	$86,086	$441,085,436

Other Financial Instruments*

Liabilities
Securities Sold Short	$(25,710,644)	$–	$–	$(25,710,644)

TOTAL	$(25,710,644)	$–	$–	$(25,710,644)

32	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements (continued)
March 31, 2011

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Basic Materials	$7,456,983	$–	$–	$7,456,983
Communications	84,883,814	–	–	84,883,814
Consumer Cyclical	66,191,966	–	_	66,191,966
Consumer Non-cyclical	31,536,871	–	–	31,536,871
Energy	212,165,578	–	–	212,165,578
Financial	246,623,170	78,938	200,869	246,902,977
Industrial	70,558,614	–	–	70,558,614
Technology	97,613,804	–	–	97,613,804
Utilities	42,126,689	–	–	42,126,689
Exchange Traded Funds	40,567,634	–	–	40,567,634
Preferred Stocks	3,463,224		–	3,463,224
Corporate Bonds	–	99,787,224	–	99,787,224
Asset/Mortgage Backed Securities	–	728,169	–	728,169
Foreign Government Bonds	–	15,918,195	_	15,918,195
Government & Agency Obligations	112,110,595	–	–	112,110,595
Call Options Purchased	1,984,010	–	–	1,984,010
Short-Term Investments	13,739,223	–	–	13,739,223

TOTAL	$1,031,022,175	$116,512,526	$200,869	$1,147,735,570

Other Financial Instruments*

Liabilities
Securities Sold Short	$(66,880,409)	$–	$–	$(66,880,409)

TOTAL	$(66,880,409)	$–	$–	$(66,880,409)

*For	detailed Industry descriptions, see the accompanying Statement of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Allocation Fund

Investments in Securities	Balance as of March 31, 2010	Realized gain/(|oss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2011	Net Change in unrealized appreciation/depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011

Common Stocks	$–	$(51,282)	$64,656	$(37,288)	$81,303	$57,389	$64,656

TOTAL	$–	$(51,282)	$64,656	$(37,288)	$81,303	$57,389	$64,656

Clough Global Equity Fund

Investments in Securities	Balance as of March 31, 2010	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2011	Net Change in unrealized appreciation/(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011

Common Stocks	$–	$(76,926)	$96,988	$(55,934)	$121,958	$86,086	$96,988

TOTAL	$–	$(76,926)	$96,988	$(55,934)	$121,958	$86,086	$96,988

Annual Report | March 31, 2011	33

Notes to Financial Statements (continued)	Clough Global Funds
March 31, 2011

Clough Global Opportunities Fund

Investments in Securities	Balance as of March 31, 2010	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2011	Net Change in unrealized appreciation/(depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011
Common Stocks	$–	$(179,490)	$226,302	$(130,510)	$284,567	$200,869	$226,302

TOTAL	$–	$(179,490)	$226,302	$(130,510)	$284,567	$200,869	$226,302

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with all other foreign currency realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. There were no outstanding foreign currency contracts for the Funds as of March 31,2011.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Options: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The interest incurred on the Funds for the fiscal year ended March 31, 2011 is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2011 are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the year ended March 31, 2011 was as follows:

CLOUGH GLOBAL ALLOCATION FUND:
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March. 31, 2010	930	$452,200	1,070	$2,110,258
Positions opened	235	1,021,243	13,543	12,547,014
Exercised	–	–	–	–
Expired	(580)	(403,546)	(2,245)	(4,926,178)
Closed	(585)	(1,069,897)	(12,368)	(9,731,094)

Outstanding, March 31, 2011	–	$–	–	$–

Market Value, March 31, 2011		$–		$–

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements (continued)
March 31, 2011

CLOUGH GLOBAL EQUITY FUND:
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2010	1,522	$741,677	1,762	$3,474,257
Positions opened	383	1,661,609	22,060	20,441,665
Exercised	_	_	_	_
Expired	(952)	(662,440)	(3,662)	(8,025,009)
Closed	(953)	(1,740,846)	(20,160)	(15,890,913)

Outstanding, March 31, 2011	–	$–	–	$–

Market Value, March 31, 2011		$–		$–

CLOUGH GLOBAL OPPORTUNITIES FUND:
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2010	4,000	$1,948,313	4,647	$9,160,965
Positions opened	1,019	4,450,995	57,850	53,651,283
Exercised	–	–	–	–
Expired	(2,500)	(1,739,789)	(9,547)	(20,877,438)
Closed	(2,519)	(4,659,519)	(52,950)	(41,934,810)

Outstanding, March 31, 2011	–	$–	–	$–

Market Value, March 31, 2011		$–		$–

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short. The market value of securities held as collateral for securities sold short as of March 31, 2011, was $25,563,246, $39,095,595 and $87,902,969 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred on the Funds for the fiscal year ended March 31, 2011 is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2011 are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments: Each Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights or warrants at the end of the period. The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on each Fund’s Balance Sheet as of March 31, 2011:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Contracts	Fair Value
Clough Global Opportunities Fund	Equity Contracts	Investments, at value	17,292	$1,984,010

Annual Report | March 31, 2011	35

Notes to Financial Statements (continued)	Clough Global Funds
March 31, 2011

The average purchased and written option contracts volume and the average purchased and written option contracts notional volume during the year ended March 31, 2011 is noted below for each of the Funds.

	Average Purchased Option Contract Volume	Average Purchased Option Contract Notional Volume	Average Written Option Contract Volume	Average Written Option Contract Notional Volume
Clough Global Allocation Fund	1,841	$4,006,098	1,767	$2,076,890
Clough Global Equity Fund	3,007	$6,540,245	2,885	$3,401,310
Clough Global Opportunities Fund	24,014	$20,225,521	7,556	$8,930,835

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended March 31, 2011:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Clough Global Allocation Fund	Equity Contracts	Net realized gain/(loss) on Investment securities and Written options/Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	$(7,306,354)	$2,783,844
Clough Global Equity Fund	Equity Contracts	Net realized gain/(loss) on Investment securities and Written options/Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	$(11,932,336)	$4,582,343
Clough Global Opportunities Fund	Equity Contracts	Net realized gain/(loss) on Investment securities and Written options/Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	$(34,730,739)	$9,833,058

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended March 31, 2011, none of the Funds recorded a liability of any uncertain tax positions in the accompanying financial statements.

Each Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on each Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2011, March 31, 2010, March 31, 2009, and March 31, 2008 as well as for March 31, 2007 for state purposes only.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b)-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 thereunder permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount. At this time, none of the Funds have implemented a managed distribution plan as permitted under the exemption.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements (continued)
March 31, 2011

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity. At March 31, 2011, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund each had a significant concentration of their investment securities in companies based in the United States – 101.55%, 101.92% and 102.34% of net assets, respectively.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Application of Recent Accounting Pronouncement: In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. Each Fund adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning April 1, 2010 and will adopt the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning April 1, 2011. To date, the adoption of ASC No. 2010-06 has not had an impact on the Funds’ financial position, the results of its operations, or disclosures.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Annual Report | March 31, 2011	37

Notes to Financial Statements (continued)	Clough Global Funds
March 31, 2011

The tax character of the distributions paid by the Funds during the years ended March 31, 2011 and March 31, 2010 were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	2011	2010	2011	2010	2011	2010
Ordinary Income	$12,521,527	$4,763,937	$20,695,217	$6,903,467	$55,875,807	$15,069,409
Long-Term
Capital Gain	–	–	–	–	–	–
Return of Capital	–	6,714,129	–	11,472,459	–	35,632,712
Total	$12,521,527	$11,478,066	$20,695,217	$18,375,926	$55,875,807	$50,702,121

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended March 31, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments.

The reclassifications were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Undistributed Ordinary Income	$8,198,545	$14,773,399	$41,386,598
Accumulated Capital Gain/(Loss)	2,027	614,060	(218,559)
Paid-In Capital	$(8,200,572)	$(15,387,459)	$(41,168,039)

As of March 31, 2011 the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Capital Losses Expiring March 31, 2018	$18,347,062	$33,834,064	$142,961,798

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Undistributed net investment income	$–	$–	$–
Accumulated net realized loss	(18,347,062)	(33,834,064)	(142,961,798)
Unrealized appreciation	28,847,852	49,742,735	118,167,240
Other cumulative effect of timing differences	(93,986)	(158,626)	(436,547)
Total	$10,406,804	$15,750,045	$(25,231,105)

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2011, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation on investments (excess of value over tax cost)	$34,426,549	$59,189,054	$141,381,737
Gross depreciation on investments (excess of tax cost over value)	(4,127,958)	(7,095,013)	(17,122,314)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(1,450,739)	(2,351,306)	(6,092,183)
Net unrealized appreciation	28,847,852	49,742,735	118,167,240

Cost of investments for income tax purposes	$238,270,686	$388,991,395	$1,023,476,147

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements (continued)
March 31, 2011

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2011, the Funds elected to defer capital losses occurring between November 1, 2010 and March 31, 2011 in the amounts listed below.

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Capital losses deferred	$–	$–	$–
Currency losses deferred	93,986	158,626	436,547
Total losses deferred	$93,986	$158,626	$436,547

3.	CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Transactions in common shares were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

Common Shares Outstanding - beginning of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	–	–	–	–	–	–

Common shares outstanding - end of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859

4.	PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2011 are listed in the table below.

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations

Clough Global Allocation Fund	$435,507,902	$462,394,834	$54,843,346	$37,704,291
Clough Global Equity Fund	719,395,215	760,542,800	90,406,994	79,004,861
Clough Global Opportunities Fund	1,892,595,867	2,049,112,154	265,998,113	228,665,768

5.	INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285%, 0.32%, and 0.32% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, interest on margin accounts, interest on loans, dividends on short sales, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6.	COMMITED FACILITY AGREEMENT AND LENDING AGREEMENT

In January 2009, each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund to borrow up to an initial limit of $60,200,000, $98,200,000 and $239,500,000, respectively, (the “Initial Limit”) and a Lending Agreement, as defined below. During the year ended March 31, 2010, each Fund and BNP amended the Agreement to increase the borrowing limit on several occasions, subject to the applicable asset coverage requirements of Section 18 of the 1940 Act. In April, June and September of 2009 Clough Global Allocation

Annual Report | March 31, 2011	39

Notes to Financial Statements (continued)	Clough Global Funds
March 31, 2011

Fund borrowed additional amounts of $11,000,000, $11,000,000 and $7,600,000, respectively. In April, June and September of 2009 Clough Global Equity Fund borrowed additional amounts of $16,000,000, $20,200,000 and $12,600,000 respectively. In April, June and September of 2009 Clough Global Opportunities Fund borrowed additional amounts of $69,000,000, $49,100,000 and $31,300,000. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $210,062,854, $350,424,514 and $921,615,093 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. Each Fund also pays a one time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. For the year ended March 31, 2011 the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $89,800,000, $147,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 1.46%. As of March 31, 2011, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $89,800,000, $147,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on March 31, 2011 was 1.40%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Each Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended March 31, 2011.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated Securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statements of Operations, a part of Total Expenses.

7.	OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

40	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
March 31, 2011 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433–8191.

Annual Report | March 31, 2011	41

Additional Information	Clough Global Funds
March 31, 2011 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, 2010, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without a charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2011:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	16.16%	19.67%	15.39%
Qualified Dividend Income	18.26%	22.25%	17.43%

42	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2011 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Andrew C. Boynton Age, 55 Dean, Carroll School of Management Boston College, Fulton Bldg., Room 510, 140 Commonwealth Ave. Chestnut Hill, MA 02467	Trustee	Trustee since: GLV: 2005 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2013	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland.	3
Robert L. Butler Age, 70	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2011	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3
Adam D. Crescenzi Age, 68	Trustee and Chairman of the Nominating Committee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2013	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3
John F. Mee Age, 67	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2013 GLQ: 2011 GLO: 2012	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3

Annual Report | March 31, 2011	43

Trustees & Officers	Clough Global Funds
March 31, 2011 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Richard C. Rantzow Age, 72	Trustee and Chairman of the Audit Committee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2011	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.
Jerry G. Rutledge Age, 66	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2013	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust.
Interested Trustees[6]
Edmund J. Burke[7] Age, 50	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2013 GLQ: 2011 GLO: 2012 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	3	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.
James E. Canty[8] Age, 48 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2011	Mr. Canty is a founding partner and General Counsel for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd.	3

44	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2011 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jeremy O. May Age, 41	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also Treasurer and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Monette R. Nickels Age, 39	Tax Officer	Officer since[9]: GLV: 2009 GLQ: 2009 GLO: 2009	Ms. Nickels joined ALPS in 2004 and is currently Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS ETF Trust, Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.	N/A	N/A
Erin E. Douglas Age, 34	Secretary	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Douglas joined ALPS in 2003 and is currently Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Douglas was formerly Secretary of Financial Investors Trust from 2004 to 2007 and Caldwell & Orkin Funds Inc. from December 2009 to June 2010.	N/A	N/A

Annual Report | March 31, 2011	45

Trustees & Officers	Clough Global Funds
March 31, 2011 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Theodore J.Uhl Age, 36	Chief Compliance Officer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is currently Chief Compliance Office of Cook and Bynum Funds, Financial Investors Trust, Reaves Utility Income Fund and Transparent Value Trust.	N/A	N/A
Dawn Cotten Age, 33	Assistant Treasurer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Ms. Cotten joined ALPS in June 2009 as a Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Management from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Cotten is currently Assistant Treasurer of the James Advantage Funds.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
[2]	GLV commenced operations on July 28, 2004.
[3]	GLQ commenced operations on April 27, 2005.
[4]	GLO commenced operations on April 25, 2006.
[5]

The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

[6]	“Interested Trustees “ of a Fund as defined in the 1940 Act.
[7]	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Fund’s administrator.
[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.
[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

46	www.cloughglobal.com

Clough Global Funds	Notes

Notes	Clough Global Funds

Clough Capital Partners, LP
1290 Broadway, Suite 1100
Denver, CO 80203
1-877-256-8445

ALPS
FUND SERVICES

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4. Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2011 and 2010 were $28,333 and $28,333, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2011 and $0 in 2010.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,040 in 2011 and $2,760 in 2010. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2011 and $0 in 2010. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2011 and $0 for 2010.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2011

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2011, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	4 Accounts $2,169.8 million Total Assets	4 Accounts $1,369.7 million Total Assets	5 Accounts $370.8 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,169.8 million Total Assets	4 Accounts $1,369.7 million Total Assets	5 Accounts $370.8 million Total Assets	See below (3)
James E. Canty	4 Accounts $2,169.8 million Total Assets	4 Accounts $1,369.7 million Total Assets	5 Accounts $370.8 million Total Assets	See below (3)
(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for four accounts totaling $365.2 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2011.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2011.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	Over $1,000,000
Eric A. Brock	$50,001 - $100,000
James E. Canty	$50,001 - $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer
Date:	June 3, 2011
By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer
Date:	June 3, 2011